Exhibit 99.1

FIRST QUARTER 2013

FINANCIAL SUPPLEMENT

If you need further information, please contact:

Aarti Bowman, Investor Relations

901-523-4017

aagoorha@firsthorizon.com

FHN TABLE OF CONTENTS

Other Information

This financial supplement contains forward-looking statements involving significant risks and uncertainties. A number of important factors could cause actual results to differ materially from those in the forward-looking information. Those factors include general economic and financial market conditions, including expectations of and actual timing and amount of interest rate movements including the slope of the yield curve, competition, customer and investor responses to these conditions, ability to execute business plans, geopolitical developments, recent and future legislative and regulatory developments, natural disasters, and items mentioned in this financial supplement and in First Horizon National Corporation’s (“FHN”) most recent press release, as well as critical accounting estimates and other factors described in FHN’s recent filings with the SEC. FHN disclaims any obligation to update any such factors or to publicly announce the result of any revisions to any of the forward-looking statements included herein or therein to reflect future events or developments.

Use of Non-GAAP Measures

Certain ratios are included in this financial supplement that are non-GAAP, meaning they are not presented in accordance with generally accepted accounting principles (“GAAP”) in the U.S. FHN’s management believes such ratios are relevant to understanding the capital position and results of the Company. The non-GAAP ratios presented in this financial supplement are tangible common equity to tangible assets, tangible book value per common share, tier 1 common to risk weighted assets, adjusted tangible common equity to risk weighted assets, and net interest margin adjusted for fully taxable equivalent (“FTE”). These ratios are reported to FHN’s management and Board of Directors through various internal reports. Additionally, disclosure of non-GAAP capital ratios provides a meaningful base for comparability to other financial institutions as demonstrated by their use by the various banking regulators in reviewing the capital adequacy of financial institutions. Non-GAAP measures are not formally defined by GAAP or codified in the federal banking regulations, and other entities may use calculation methods that differ from those used by FHN. Tier 1 capital is a regulatory term and is generally defined as the sum of core capital (including common equity and instruments that can not be redeemed at the option of the holder) adjusted for certain items under risk based capital regulations. Also a regulatory term, risk weighted assets includes total assets adjusted for credit risk and is used to determine regulatory capital ratios. Refer to the tabular reconciliation of non-GAAP to GAAP measures and presentation of the most comparable GAAP items on page 27 of this financial supplement.

FIRST HORIZON NATIONAL CORPORATION SEGMENT STRUCTURE

FHN PERFORMANCE HIGHLIGHTS

(First Quarter 2013 vs. Fourth Quarter 2012)

Consolidated

•	Net income available to common shareholders was $41.0 million, or $.17 per diluted share, compared to $40.7 million, or $.17 per diluted share in prior quarter
•	NII decreased in first quarter to $161.4 million from $170.6 million; NIM decreased to 2.95 percent from 3.09 percent
•

The decrease in NII is primarily attributable to a decline in loan balances (loans to mortgage companies and non-strategic loan portfolios), a decrease in commercial loan fees, a lower yielding securities portfolio, and the impact of day variance

•

The decrease in NIM is driven by excess cash held at the Fed, an increase in the average trading portfolio, declining yields on the investment portfolio, lower commercial loan fees, and a decline in loans to mortgage companies

•	Noninterest income (including securities gains) was $156.4 million in first quarter compared to $146.4 million in fourth quarter
•

Increase largely driven by higher fixed income sales revenue within capital markets in first quarter and fourth quarter negative valuation of an equity investment, partially offset by a first quarter decline in deposit fees

•	Noninterest expense was $240.5 million in first quarter compared to $271.4 million in fourth quarter
•

Decrease primarily driven by severance costs associated with the voluntary separation program (“VSP”) in fourth quarter and a reduction of pension related expenses resulting from the freeze of the pension plans on December 31, 2012

•	Period-end loans were $15.9 billion for the first quarter compared to $16.7 billion in fourth quarter
•	Decrease in the loan portfolio is primarily driven by a decline within the bank in loans to mortgage companies coupled with continued run-off within the non-strategic portfolios
•	Average core deposits declined to $15.7 billion in first quarter from $15.8 billion in fourth quarter, period-end declined 3 percent to $15.7 billion

Regional Banking

•	Net interest income was $145.1 million in first quarter, down from $153.1 million in fourth quarter
•	The decrease in NII is primarily attributable to lower loan balances (loans to mortgage companies), a decline in commercial loan fees, and the impact of day variance
•	The decrease in NIM is largely due to a decrease in loan fees coupled with an increase in lower yielding consumer installment and commercial loan balances
•	Provision credit was $2.5 million in first quarter compared to $1.2 million in prior quarter
•	Noninterest income was $59.1 million in first quarter compared to $64.1 million in fourth quarter
•	Deposit fee income decreased primarily due to seasonality in non-sufficient funds (“NSF”) fees
•

Noninterest expense decreased to $128.7 million in first quarter from $144.1 million in fourth quarter largely driven by a decline in pension related expenses, other personnel expenses due to head count reductions, and seasonally lower advertising costs from sponsorships

Capital Markets

•	Fixed income sales revenue increased to $68.0 million in first quarter from $65.6 million in fourth quarter
•	Fixed income average daily revenue (“ADR”) was $1.1 million in first and fourth quarters
•	Noninterest expenses increased to $61.7 million in first quarter from $57.5 million in prior quarter
•	The expense increase was due to an increase in variable compensation costs and the FICA reset

Corporate

•	NII was negative $7.7 million in first quarter compared to negative $8.2 million in fourth quarter
•	Estimated duration of the securities portfolio was 3.9 years in first quarter compared to 3.4 years in fourth quarter
•	Noninterest income was $7.9 million in first quarter compared to $6.0 million in prior quarter
•	Increase resulting from higher deferred compensation driven by market conditions; changes in income are mirrored by changes in deferred compensation expense
•	Noninterest expense decreased to $17.6 million in first quarter from $36.1 million in prior quarter
•	Fourth quarter expense includes $18.3 million of Restructuring, Repositioning and Efficiency Initiatives, primarily severance related costs associated with the VSP

Non-Strategic

•	NII decreased to $20.2 million in first quarter from $21.5 million in fourth quarter due to continued run-off of the loan portfolio
•	Provision expense increased to $17.5 million in first quarter from $16.2 million in prior quarter
•	Noninterest income increased to $12.8 million in first quarter from $3.9 million in fourth quarter
•	First quarter includes a $2.4 million gain from the reversal of a previous LOCOM adjustment associated with a TRUP loan payoff
•	Fourth quarter includes a $4.7 million negative valuation adjustment related to an equity investment
•	Noninterest expense was $32.6 million in first quarter, compared to $33.6 million in the prior quarter
•	First quarter includes a $5.2 million loss accrual related to pending legal matters compared to a $4.3 million loss accrual in fourth quarter
•	The active repurchase pipeline decreased to $258.9 million in first quarter from $333.8 million in fourth quarter
•

The pipeline of repurchase/make whole requests, substantially all of which relate to requests from Fannie/Freddie, were $200.6 million as of the end of the first quarter down from $267.3 million in prior quarter

•	Weighted average base servicing fee for legacy mortgage banking and legacy equity lending (HELOCs and ILs) were 34 basis points and 50 basis points, respectively

FHN PERFORMANCE HIGHLIGHTS (continued)

(First Quarter 2013 vs. Fourth Quarter 2012)

Asset Quality

•	Allowance as a percentage of loans ratio was 167 basis points in first quarter compared to 166 basis points in prior quarter
•	Total reserves decreased to $265.2 million from $277.0 million in fourth quarter
•	Reserve decrease driven by continued stabilization of the commercial portfolio
•	Provision expense was flat at $15.0 million in the first quarter
•	Net charge-offs were $26.7 million in first quarter compared to $19.8 million in prior quarter
•	Annualized net charge-offs increased to 67 basis points of average loans from 48 basis points in prior quarter
•	Prior quarter charge-offs included a favorable adjustment for lower loss estimate for discharged bankruptcies based on loan-level data obtained from new appraisals in the fourth quarter
•	Total 30+ delinquencies were $106.6 million in first quarter compared to $123.1 million in prior quarter
•	Consumer real estate loans in the non-strategic segment was the major contributor to this decline
•	Nonperforming assets (“NPAs”) declined slightly from prior quarter
•	The decline in commercial nonperforming loans (“NPLs”) through payments, charge-offs, resolutions and the sale of a TRUP loan, was more than offset by the increase in the NPLs held-for-sale
•	Foreclosed real estate declined to $32.7 million in first quarter compared to $41.8 million in the prior quarter
•	Troubled debt restructurings (“TDRs”) were $550.9 million at the end of first quarter compared with $550.6 million prior quarter

Taxes

•	First quarter includes $6.2 million of positive effect from permanent tax benefits primarily related to tax credit investments, life insurance, and tax exempt interest
•	Fourth quarter includes $24.6 million of positive effect from permanent tax benefits
•	$17.0 million related to discrete period tax items
•	$7.6 million in permanent tax benefits primarily related to tax credit investments, life insurance, and tax exempt interest

Capital and Liquidity

•	Paid $0.05 per share dividend April 1, 2013
•	Increased stock repurchase program to $300 million; Repurchased shares costing $30.0 million in first quarter
•	Repurchased shares costing $205.1 million since the program’s inception in fourth quarter 2011
•	Volume weighted average price for all share repurchases under the stock repurchase program of $8.81 per share (before $.03 per share broker commission)
•	Issued $100 million (approximately $96 million net of offering costs) of Series A Non-Cumulative Perpetual Preferred Stock; Paid quarterly dividend of $1.2 million on April 10, 2013
•	Capital ratios (regulatory capital ratios estimated based on period-end balances)
•	8.21 percent for tangible common equity to tangible assets
•	13.50 percent for Tier 1
•	16.03 percent for Total Capital
•	10.59 percent for Tier 1 Common

FHN CONSOLIDATED SUMMARY RESULTS

Quarterly, Unaudited

						1Q13 Changes vs.
(Dollars in thousands, except per share data)	1Q13	4Q12	3Q12	2Q12	1Q12	4Q12	1Q12
Income Statement Highlights
Net interest income	$ 161,382	$ 170,598	$ 173,465	$ 172,675	$ 171,929	(5)%	(6)%
Noninterest income	156,403	151,143	163,538	153,842	202,113	3%	(23)%
Securities gains/(losses), net	24	(4,700)	-	5,065	328	NM	NM
Total revenue	317,809	317,041	337,003	331,582	374,370	*	(15)%
Noninterest expense	240,540	271,361	263,169	527,177	321,994	(11)%	(25)%
Provision for loan losses	15,000	15,000	40,000	15,000	8,000	*	88%
Income/(loss) before income taxes	62,269	30,680	33,834	(210,595)	44,376	NM	40%
Provision/(benefit) for income taxes	17,730	(12,914)	5,260	(88,178)	10,570	NM	68%
Income/(loss) from continuing operations	44,539	43,594	28,574	(122,417)	33,806	2%	32%
Income/(loss) from discontinued operations, net of tax	430	(12)	108	487	(435)	NM	NM
Net income/(loss)	44,969	43,582	28,682	(121,930)	33,371	3%	35%
Net income attributable to noncontrolling interest	2,813	2,901	2,875	2,844	2,844	(3)%	(1)%
Net income/(loss) attributable to controlling interest	42,156	40,681	25,807	(124,774)	30,527	4%	38%
Preferred stock dividends	1,188	-	-	-	-	NM	NM
Net income/(loss) available to common shareholders	$ 40,968	$ 40,681	$ 25,807	$ (124,774)	$ 30,527	1%	34%
Common Stock Data
Diluted EPS from continuing operations	$ 0.17	$ 0.17	$ 0.10	$ (0.50)	$ 0.12	*	42%
Diluted EPS	$ 0.17	$ 0.17	$ 0.10	$ (0.50)	$ 0.12	*	42%
Diluted shares (thousands)	242,799	246,132	248,306	249,104	255,369	(1)%	(5)%
Period-end shares outstanding (thousands)	241,225	243,598	247,134	248,810	252,667	(1)%	(5)%
Cash dividends declared per share	$ 0.05	$ 0.01	$ 0.01	$ 0.01	$ 0.01	NM	NM
Balance Sheet Highlights (Period-End)
Total loans, net of unearned income (Restricted - $.1 billion) (a)	$ 15,889,670	$ 16,708,582	$ 16,523,783	$ 16,185,763	$ 15,971,330	(5)%	(1)%
Total deposits	16,204,467	16,629,709	16,228,111	16,117,443	16,935,170	(3)%	(4)%
Total assets (Restricted - $.1 billion) (a)	25,166,427	25,520,140	25,739,830	25,492,955	25,678,969	(1)%	(2)%
Total liabilities (Restricted - $.1 billion) (a)	22,566,700	23,010,934	23,207,942	22,978,549	23,004,796	(2)%	(2)%
Total equity	2,599,727	2,509,206	2,531,888	2,514,406	2,674,173	4%	(3)%
Asset Quality Highlights
Allowance for loan losses (Restricted - $3.7 million) (a)	$ 265,218	$ 276,963	$ 281,744	$ 321,051	$ 346,016	(4)%	(23)%
Allowance / period-end loans	1.67%	1.66%	1.71%	1.98%	2.17%
Net charge-offs	$ 26,745	$ 19,781	$ 79,307	$ 39,965	$ 46,335	35%	(42)%
Net charge-offs (annualized) / average loans	0.67%	0.48%	1.92%	1.01%	1.16%
Non-performing assets (NPA)	$ 418,385	$ 419,369	$ 450,391	$ 466,873	$ 511,320	*	(18)%
NPA % (b)	1.81%	1.84%	2.15%	2.32%	2.56%
Key Ratios & Other
Return on average assets (annualized) (c)	0.73%	0.69%	0.45%	(1.96)%	0.53%
Return on average common equity (annualized) (d)	7.48%	7.20%	4.59%	(21.06)%	5.15%
Net interest margin (e) (f)	2.95%	3.09%	3.15%	3.16%	3.12%
Fee income to total revenue (g)	49.22%	46.98%	48.53%	47.12%	54.03%
Efficiency ratio (h)	75.69%	84.34%	78.09%	161.45%	86.08%
Book value per common share	$ 9.16	$ 9.09	$ 9.05	$ 8.92	$ 9.42
Tangible book value per common share (f)	$ 8.51	$ 8.44	$ 8.41	$ 8.28	$ 8.78
Adjusted tangible common equity to risk weighted assets (f) (i)	9.88%	9.93%	10.03%	9.97%	10.88%
Market capitalization (millions)	$ 2,576.3	$ 2,414.1	$ 2,379.9	$ 2,152.2	$ 2,622.7
Full time equivalent employees	4,381	4,507	4,585	4,619	4,629

NM - Not meaningful

* Amount is less than one percent.

(a)	Restricted balances parenthetically presented are as of March 31, 2013.
(b)	NPAs related to the loan portfolio over period-end loans plus foreclosed real estate and other assets.
(c)	Calculated using net income.
(d)	Calculated using net income available to common shareholders.
(e)	Net interest margin is computed using total net interest income adjusted for FTE.
(f)	Refer to the Non-GAAP to GAAP Reconciliation on page 27 of this financial supplement.
(g)	Ratio excludes securities gains/(losses).
(h)	Noninterest expense divided by total revenue excluding securities gains/(losses).
(i)	Current quarter is an estimate.

FHN CONSOLIDATED INCOME STATEMENT

Quarterly, Unaudited

						1Q13 Changes vs.
(Thousands)	1Q13	4Q12	3Q12	2Q12	1Q12	4Q12	1Q12

Interest income	$ 186,399	$ 196,199	$ 200,516	$ 200,735	$ 201,503	(5)%	(7)%
Less: interest expense	25,017	25,601	27,051	28,060	29,574	(2)%	(15)%
Net interest income	161,382	170,598	173,465	172,675	171,929	(5)%	(6)%
Provision for loan losses (a)	15,000	15,000	40,000	15,000	8,000	*	88%
Net interest income after provision for loan losses	146,382	155,598	133,465	157,675	163,929	(6)%	(11)%
Noninterest income:
Capital markets (b)	79,163	72,483	80,773	74,913	106,743	9%	(26)%
Mortgage banking	9,373	8,287	10,373	9,889	23,341	13%	(60)%
Deposit transactions and cash management	27,656	30,952	30,352	30,123	28,741	(11)%	(4)%
Trust services and investment management	6,328	5,979	6,055	6,477	5,808	6%	9%
Brokerage, management fees and commissions	9,348	8,980	8,699	8,759	8,496	4%	10%
Insurance commissions	600	804	946	830	568	(25)%	6%
Securities gains/(losses), net (c)	24	(4,700)	-	5,065	328	NM	(93)%
Gain on divestiture	-	-	-	-	200	NM	NM
Other (d)	23,935	23,658	26,340	22,851	28,216	1%	(15)%
Total noninterest income	156,427	146,443	163,538	158,907	202,441	7%	(23)%
Adjusted gross income after provision for loan losses	302,809	302,041	297,003	316,582	366,370	*	(17)%
Noninterest expense:
Employee compensation, incentives, and benefits	139,184	161,813	153,970	149,616	175,458	(14)%	(21)%
Repurchase and foreclosure provision (e)	-	-	-	250,000	49,256	NM	NM
Operations services	8,070	8,123	8,702	9,477	9,127	(1)%	(12)%
Occupancy	12,822	12,363	13,059	11,486	12,119	4%	6%
Legal and professional fees	11,171	11,971	12,295	8,417	6,067	(7)%	84%
FDIC premium expense	6,011	7,299	7,532	6,801	6,336	(18)%	(5)%
Computer software	10,076	10,333	10,260	9,960	9,465	(2)%	6%
Contract employment and outsourcing	9,039	9,052	10,187	10,844	11,115	*	(19)%
Equipment rentals, depreciation, and maintenance	7,820	7,910	7,931	7,789	7,616	(1)%	3%
Foreclosed real estate	1,439	1,995	2,968	1,908	4,170	(28)%	(65)%
Communications and courier	4,437	4,613	4,722	4,484	4,499	(4)%	(1)%
Miscellaneous loan costs	996	924	577	1,298	1,327	8%	(25)%
Amortization of intangible assets	928	979	979	979	973	(5)%	(5)%
Other (d)	28,547	33,986	29,987	54,118	24,466	(16)%	17%
Total noninterest expense	240,540	271,361	263,169	527,177	321,994	(11)%	(25)%
Income/(loss) before income taxes	62,269	30,680	33,834	(210,595)	44,376	NM	40%
Provision/(benefit) for income taxes (f)	17,730	(12,914)	5,260	(88,178)	10,570	NM	68%
Income/(loss) from continuing operations	44,539	43,594	28,574	(122,417)	33,806	2%	32%
Income/(loss) from discontinued operations, net of tax	430	(12)	108	487	(435)	NM	NM
Net income/(loss)	44,969	43,582	28,682	(121,930)	33,371	3%	35%
Net income attributable to noncontrolling interest	2,813	2,901	2,875	2,844	2,844	(3)%	(1)%
Net income attributable to controlling interest	42,156	40,681	25,807	(124,774)	30,527	4%	38%
Preferred stock dividends	1,188	-	-	-	-	NM	NM
Net income/(loss) available to common shareholders	$ 40,968	$ 40,681	$ 25,807	$ (124,774)	$ 30,527	1%	34%

NM - Not meaningful

* Amount is less than one percent.

(a)	3Q12 includes approximately $30 million associated with the implementation of regulatory guidance related to discharged bankruptcies.
(b)	1Q13 includes a $2.4 million gain from a LOCOM reversal associated with a TRUP loan payoff within the non-strategic segment.
(c)	4Q12 includes a $4.7 million negative valuation adjustment related to an equity investment. 2Q12 includes a $5.1 million gain on sale of venture capital investment.
(d)	Refer to the Other Income and Other Expense table on page 8 for additional information.
(e)	2Q12 includes a $250.0 million charge to the repurchase and foreclosure provision primarily related to a revision in estimate based on information received from Fannie Mae.
(f)	4Q12 includes $17.0 million in tax benefits related to discrete period tax items.

FHN OTHER INCOME AND OTHER EXPENSE

Quarterly, Unaudited

						1Q13 Changes vs.
(Thousands)	1Q13	4Q12	3Q12	2Q12	1Q12	4Q12	1Q12

Other Income
Bank owned life insurance	$5,472	$5,081	$4,293	$4,659	$4,772	8%	15%
Bankcard income	4,882	5,766	5,298	5,705	5,615	(15)%	(13)%
ATM and interchange fees	2,384	2,724	2,579	2,669	2,556	(12)%	(7)%
Other service charges	3,086	3,167	3,263	3,212	3,293	(3)%	(6)%
Electronic banking fees	1,562	1,610	1,589	1,632	1,706	(3)%	(8)%
Letter of credit fees	1,499	1,192	1,072	1,560	1,334	26%	12%
Deferred compensation (a)	1,593	396	1,966	(1,020)	3,119	NM	(49)%
Other	3,457	3,722	6,280	4,434	5,821	(7)%	(41)%
Total	$23,935	$23,658	$26,340	$22,851	$28,216	1%	(15)%

Other Expense
Litigation and regulatory matters	$5,170	$4,300	$6,760	$22,100	$153	20%	NM
Advertising and public relations	3,947	5,915	4,121	3,153	4,250	(33)%	(7)%
Tax credit investments (b)	2,972	4,198	5,635	4,214	4,608	(29)%	(36)%
Other insurance and taxes (c)	3,046	3,078	1,327	3,130	3,199	(1)%	(5)%
Travel and entertainment	1,848	2,058	2,009	2,435	1,864	(10)%	(1)%
Customer relations	1,278	1,348	1,027	1,348	855	(5)%	49%
Employee training and dues	1,254	1,171	1,032	1,230	1,092	7%	15%
Supplies	1,055	1,021	881	817	1,033	3%	2%
Bank examination costs	828	816	816	800	799	1%	4%
Loan insurance expense	540	552	578	636	589	(2)%	(8)%
Federal services fees	282	27	323	328	321	NM	(12)%
Other (d)	6,327	9,502	5,478	13,927	5,703	(33)%	11%
Total	$28,547	$33,986	$29,987	$54,118	$24,466	(16)%	17%

NM - Not meaningful

(a)	Amounts driven by market conditions and are mirrored by changes in deferred compensation expense which is included in employee compensation expense.
(b)	3Q12 includes a $1.5 million impairment of an investment.
(c)	3Q12 includes a $1.8 million positive adjustment to franchise taxes.
(d)	3Q12 includes a $1.8 million gain related to clean-up calls for first lien securitizations. 2Q12 includes a $3.4 million increase in ancillary expenses associated with legacy mortgage wind-down activities and $2.8 million related to the write-off of unrecoverable servicing advances.

FHN CONSOLIDATED PERIOD-END BALANCE SHEET

Quarterly, Unaudited

						1Q13 Changes vs.
(Thousands)	1Q13	4Q12	3Q12	2Q12	1Q12	4Q12	1Q12

Assets:
Investment securities	$ 3,190,219	$ 3,061,808	$ 3,123,629	$ 3,264,866	$ 3,296,603	4%	(3)%
Loans held-for-sale	390,874	401,937	410,550	424,051	431,905	(3)%	(10)%
Loans, net of unearned income (Restricted - $.1 billion) (a)	15,889,670	16,708,582	16,523,783	16,185,763	15,971,330	(5)%	(1)%
Federal funds sold	33,738	34,492	12,425	44,961	18,732	(2)%	80%
Securities purchased under agreements to resell	732,696	601,891	517,263	480,543	595,973	22%	23%
Interest-bearing cash (b)	431,182	353,373	440,916	484,430	761,098	22%	(43)%
Trading securities	1,397,746	1,262,720	1,204,366	1,361,717	1,238,041	11%	13%
Total earning assets	22,066,125	22,424,803	22,232,932	22,246,331	22,313,682	(2)%	(1)%
Cash and due from banks (Restricted- $.2 million) (a)	275,262	469,879	355,978	330,931	349,604	(41)%	(21)%
Capital markets receivables	533,306	303,893	791,190	377,496	522,001	75%	2%
Mortgage servicing rights, net	109,102	114,311	120,537	129,291	142,956	(5)%	(24)%
Goodwill	134,242	134,242	134,242	134,242	134,242	*	*
Other intangible assets, net	21,772	22,700	23,679	24,659	25,638	(4)%	(15)%
Premises and equipment, net	299,740	303,273	305,346	311,753	314,903	(1)%	(5)%
Real estate acquired by foreclosure (c)	54,672	60,690	70,779	69,603	78,947	(10)%	(31)%
Allowance for loan losses (Restricted - $3.7 million) (a)	(265,218)	(276,963)	(281,744)	(321,051)	(346,016)	(4)%	(23)%
Derivative assets	274,332	292,472	334,025	340,810	340,337	(6)%	(19)%
Other assets (Restricted - $1.6 million) (a)	1,663,092	1,670,840	1,652,866	1,848,890	1,802,675	*	(8)%
Total assets (Restricted - $.1 billion) (a)	$ 25,166,427	$ 25,520,140	$ 25,739,830	$ 25,492,955	$ 25,678,969	(1)%	(2)%

Liabilities and Equity:
Deposits:
Savings	$ 6,498,832	$ 6,705,496	$ 6,608,534	$ 5,979,874	$ 6,615,289	(3)%	(2)%
Other interest-bearing deposits	3,740,257	3,798,313	3,468,367	3,565,873	3,500,445	(2)%	7%
Time deposits	988,375	1,019,938	1,063,380	1,109,163	1,142,249	(3)%	(13)%
Total interest-bearing core deposits	11,227,464	11,523,747	11,140,281	10,654,910	11,257,983	(3)%	*
Noninterest-bearing deposits	4,454,045	4,602,472	4,569,113	4,833,994	4,969,597	(3)%	(10)%
Total core deposits (d)	15,681,509	16,126,219	15,709,394	15,488,904	16,227,580	(3)%	(3)%
Certificates of deposit $100,000 and more	522,958	503,490	518,717	628,539	707,590	4%	(26)%
Total deposits	16,204,467	16,629,709	16,228,111	16,117,443	16,935,170	(3)%	(4)%
Federal funds purchased	1,361,670	1,351,023	1,350,806	1,417,590	1,487,469	1%	(8)%
Securities sold under agreements to repurchase	488,010	555,438	443,370	363,400	313,765	(12)%	56%
Trading liabilities	781,306	564,429	516,970	470,631	567,571	38%	38%
Other short-term borrowings (e)	186,898	441,201	856,958	1,094,179	181,570	(58)%	3%
Term borrowings (Restricted - $.1 billion) (a)	2,197,864	2,226,482	2,263,238	2,294,224	2,340,706	(1)%	(6)%
Capital markets payables	461,333	296,450	574,201	203,548	361,018	56%	28%
Derivative liabilities	199,999	202,269	225,084	235,490	234,188	(1)%	(15)%
Other liabilities	685,153	743,933	749,204	782,044	583,339	(8)%	17%
Total liabilities (Restricted - $.1 billion) (a)	22,566,700	23,010,934	23,207,942	22,978,549	23,004,796	(2)%	(2)%
Equity:
Common stock (f)	150,766	152,249	154,459	155,506	157,917	(1)%	(5)%
Capital surplus (f)	1,461,292	1,488,463	1,517,488	1,528,161	1,560,343	(2)%	(6)%
Undivided profits	748,427	719,672	681,460	658,157	785,361	4%	(5)%
Accumulated other comprehensive loss, net (g)	(151,639)	(146,343)	(116,684)	(122,583)	(124,613)	4%	22%
Preferred stock	95,624	-	-	-	-	NM	NM
Noncontrolling interest (h)	295,257	295,165	295,165	295,165	295,165	*	*
Total equity	2,599,727	2,509,206	2,531,888	2,514,406	2,674,173	4%	(3)%
Total liabilities and equity	$ 25,166,427	$ 25,520,140	$ 25,739,830	$ 25,492,955	$ 25,678,969	(1)%	(2)%

NM - Not meaningful

* Amount is less than one percent.

(a)	Restricted balances parenthetically presented are as of March 31, 2013.
(b)	Includes excess balances held at Fed.
(c)	1Q13 includes $22.0 million of foreclosed assets related to government insured mortgages.
(d)	1Q13 average core deposits were $15.7 billion.
(e)	3Q12 and 2Q12 include increased FHLB borrowings as a result of deposit fluctuations and an increase in loans to mortgage companies.
(f)	Decrease relates to shares purchased under the share repurchase program.
(g)	4Q12 change primarily driven by annual benefit plan remeasurement.
(h)	Consists of preferred stock of subsidiary.

FHN CONSOLIDATED AVERAGE BALANCE SHEET

Quarterly, Unaudited

						1Q13 Changes vs.
(Thousands)	1Q13	4Q12	3Q12	2Q12	1Q12	4Q12	1Q12

Assets:
Earning assets:
Loans, net of unearned income:
Commercial, financial, and industrial (C&I)	$ 8,199,249	$ 8,330,961	$ 8,237,939	$ 7,712,551	$ 7,709,856	(2)%	6%
Income CRE	1,105,669	1,174,127	1,192,905	1,236,016	1,255,713	(6)%	(12)%
Residential CRE	55,798	63,647	79,107	94,531	111,823	(12)%	(50)%
Consumer real estate	5,644,275	5,757,724	5,819,620	5,864,713	5,874,049	(2)%	(4)%
Permanent mortgage	801,000	788,428	805,580	776,440	810,701	2%	(1)%
Credit card and other	291,221	288,412	277,154	276,017	279,150	1%	4%
Total loans, net of unearned income (Restricted - $.1 billion) (a) (b)	16,097,212	16,403,299	16,412,305	15,960,268	16,041,292	(2)%	*
Loans held-for-sale	392,272	403,750	413,625	425,176	424,086	(3)%	(8)%
Investment securities:
U.S. treasuries	44,107	43,909	42,551	42,424	40,088	*	10%
U.S. government agencies	2,818,958	2,774,175	2,894,104	2,981,090	2,802,651	2%	1%
States and municipalities	15,255	17,169	17,970	18,005	18,070	(11)%	(16)%
Other	216,860	222,058	220,324	223,924	224,000	(2)%	(3)%
Total investment securities	3,095,180	3,057,311	3,174,949	3,265,443	3,084,809	1%	*
Capital markets securities inventory	1,308,969	1,250,423	1,189,852	1,327,596	1,277,372	5%	2%
Mortgage banking trading securities	17,486	18,844	20,112	22,841	25,797	(7)%	(32)%
Other earning assets:
Federal funds sold	24,173	24,701	28,229	25,465	12,337	(2)%	96%
Securities purchased under agreements to resell	754,630	586,258	531,914	606,554	620,635	29%	22%
Interest-bearing cash (c)	653,712	522,529	402,378	518,124	821,113	25%	(20)%
Total other earning assets	1,432,515	1,133,488	962,521	1,150,143	1,454,085	26%	(1)%
Total earnings assets (Restricted - $.1 billion) (a)	22,343,634	22,267,115	22,173,364	22,151,467	22,307,441	*	*
Allowance for loan losses (Restricted - $4.0 million) (a)	(270,385)	(306,583)	(309,810)	(336,642)	(372,264)	(12)%	(27)%
Cash and due from banks (Restricted - $.7 million) (a)	348,581	349,002	339,098	337,366	351,760	*	(1)%
Capital markets receivables	121,891	114,771	168,806	100,408	91,430	6%	33%
Premises and equipment, net	299,846	303,921	306,709	312,313	317,621	(1)%	(6)%
Derivative assets	286,243	317,076	325,917	338,408	359,975	(10)%	(20)%
Other assets (Restricted - $1.7 million) (a)	1,948,417	1,925,664	2,085,670	2,111,315	2,144,410	1%	(9)%
Total assets (Restricted - $.1 billion) (a)	$ 25,078,227	$ 24,970,966	$ 25,089,754	$ 25,014,635	$ 25,200,373	*	*

Liabilities and equity:
Interest-bearing liabilities:
Interest-bearing deposits:
Savings	$ 6,593,590	$ 6,529,453	$ 6,106,767	$ 6,290,143	$ 6,690,470	1%	(1)%
Other interest-bearing deposits	3,709,988	3,469,711	3,426,864	3,512,390	3,246,658	7%	14%
Time deposits	1,004,887	1,038,672	1,085,368	1,125,738	1,155,716	(3)%	(13)%
Total interest-bearing core deposits	11,308,465	11,037,836	10,618,999	10,928,271	11,092,844	2%	2%
Certificates of deposit $100,000 and more	516,785	514,543	570,415	675,688	660,256	*	(22)%
Federal funds purchased	1,479,316	1,538,970	1,448,347	1,523,974	1,681,983	(4)%	(12)%
Securities sold under agreements to repurchase	572,666	457,493	388,208	355,278	321,583	25%	78%
Capital markets trading liabilities	779,409	597,402	544,422	602,344	614,084	30%	27%
Other short-term borrowings (d)	209,376	272,578	967,303	377,075	182,083	(23)%	15%
Term borrowings (Restricted - $.1 billion) (a)	2,221,297	2,254,445	2,279,344	2,317,247	2,457,291	(1)%	(10)%
Total interest-bearing liabilities	17,087,314	16,673,267	16,817,038	16,779,877	17,010,124	2%	*
Noninterest-bearing deposits	4,441,411	4,770,935	4,660,529	4,696,844	4,623,457	(7)%	(4)%
Capital markets payables	91,539	81,941	116,680	73,312	71,180	12%	29%
Derivative liabilities	194,892	211,598	220,309	230,440	248,972	(8)%	(22)%
Other liabilities	683,596	689,782	744,871	556,446	565,445	(1)%	21%
Equity	2,579,475	2,543,443	2,530,327	2,677,716	2,681,195	1%	(4)%
Total liabilities and equity (Restricted - $.1 billion) (a)	$ 25,078,227	$ 24,970,966	$ 25,089,754	$ 25,014,635	$ 25,200,373	*	*

Certain previously reported amounts have been reclassified to agree with current presentation.

NM - Not meaningful

* Amount is less than one percent.

(a)	Restricted balances parenthetically presented are quarterly averages as of March 31, 2013.
(b)	Includes loans on nonaccrual status.
(c)	Includes excess balances held at Fed.
(d)	2Q12 and 3Q12 include increased FHLB borrowings as a result of deposit fluctuations and an increase in loans to mortgage companies.

FHN CONSOLIDATED NET INTEREST INCOME (a)

Quarterly, Unaudited

						1Q13 Changes vs.
(Thousands)	1Q13	4Q12	3Q12	2Q12	1Q12	4Q12	1Q12

Interest Income:
Loans, net of unearned income (b)	$ 154,955	$ 163,693	$ 165,368	$ 162,698	$ 163,070	(5)%	(5)%
Loans held-for-sale	3,502	3,732	3,808	3,628	3,738	(6)%	(6)%
Investment securities:
U.S. treasuries	8	11	11	39	66	(27)%	(88)%
U.S. government agencies	18,507	19,536	21,759	23,562	23,768	(5)%	(22)%
States and municipalities	23	6	65	63	76	NM	(70)%
Other	2,332	2,495	2,323	2,324	2,422	(7)%	(4)%
Total investment securities	20,870	22,048	24,158	25,988	26,332	(5)%	(21)%
Capital markets securities inventory	7,901	7,565	7,998	9,204	8,934	4%	(12)%
Mortgage banking trading securities	489	534	569	578	642	(8)%	(24)%
Other earning assets:
Federal funds sold and securities purchased under agreements to resell	105	182	165	115	-	(42)%	NM
Interest-bearing cash	364	287	202	280	446	27%	(18)%
Total other earning assets	469	469	367	395	446	*	5%
Interest income	$ 188,186	$ 198,041	$ 202,268	$ 202,491	$ 203,162	(5)%	(7)%

Interest Expense:
Interest-bearing deposits:
Savings	$ 4,397	$ 4,617	$ 4,764	$ 4,744	$ 5,619	(5)%	(22)%
Other interest-bearing deposits	1,145	1,268	1,455	1,655	1,518	(10)%	(25)%
Time deposits	4,217	4,639	5,169	5,541	5,916	(9)%	(29)%
Total interest-bearing core deposits	9,759	10,524	11,388	11,940	13,053	(7)%	(25)%
Certificates of deposit $100,000 and more	1,561	1,725	1,975	2,305	2,306	(10)%	(32)%
Federal funds purchased and securities sold under agreements to repurchase	1,200	1,196	1,096	1,114	1,223	*	(2)%
Capital markets trading liabilities	3,196	2,536	2,556	2,843	2,515	26%	27%
Other short-term borrowings	106	132	347	36	142	(20)%	(25)%
Term borrowings	9,195	9,488	9,689	9,822	10,335	(3)%	(11)%
Interest expense	25,017	25,601	27,051	28,060	29,574	(2)%	(15)%
Net interest income - tax equivalent basis	163,169	172,440	175,217	174,431	173,588	(5)%	(6)%
Fully taxable equivalent adjustment	(1,787)	(1,842)	(1,752)	(1,756)	(1,659)	3%	(8)%
Net interest income	$ 161,382	$ 170,598	$ 173,465	$ 172,675	$ 171,929	(5)%	(6)%

NM - Not meaningful

* Amount is less than one percent.

(a) Net interest income adjusted to a fully taxable equivalent (“FTE”) basis.

(b) Includes loans on nonaccrual status.

FHN CONSOLIDATED AVERAGE BALANCE SHEET: YIELDS AND RATES

Quarterly, Unaudited

	1Q13	4Q12	3Q12	2Q12	1Q12

Assets:
Earning assets (a):
Loans, net of unearned income:
Commercial loans	3.70%	3.83%	3.81%	3.92%	3.90%
Retail loans	4.16	4.18	4.30	4.33	4.32
Total loans, net of unearned income (b)	3.89	3.98	4.01	4.09	4.08
Loans held-for-sale	3.57	3.70	3.68	3.41	3.53
Investment securities:
U.S. treasuries	0.07	0.10	0.11	0.37	0.66
U.S. government agencies	2.63	2.82	3.01	3.16	3.39
States and municipalities	0.59	0.13	1.44	1.39	1.68
Other	4.30	4.49	4.22	4.15	4.33
Total investment securities	2.70	2.88	3.04	3.18	3.41
Capital markets securities inventory	2.41	2.42	2.69	2.77	2.80
Mortgage banking trading securities	11.19	11.34	11.31	10.12	9.96
Other earning assets:
Federal funds sold and securities purchased under agreements to resell	0.05	0.12	0.12	0.07	-
Interest-bearing cash	0.23	0.22	0.20	0.22	0.22
Total other earning assets	0.13	0.16	0.15	0.14	0.12
Interest income/total earning assets	3.40%	3.55%	3.64%	3.67%	3.65%

Liabilities:
Interest-bearing liabilities:
Interest-bearing deposits:
Savings	0.27%	0.28%	0.31%	0.30%	0.34%
Other interest-bearing deposits	0.13	0.15	0.17	0.19	0.19
Time deposits	1.70	1.78	1.89	1.98	2.06
Total interest-bearing core deposits	0.35	0.38	0.43	0.44	0.47
Certificates of deposit $100,000 and more	1.23	1.33	1.38	1.37	1.40
Federal funds purchased and securities sold under agreements to repurchase	0.24	0.24	0.24	0.24	0.25
Capital markets trading liabilities	1.66	1.69	1.87	1.90	1.65
Other short-term borrowings	0.21	0.19	0.14	0.04	0.31
Term borrowings (c)	1.66	1.69	1.70	1.70	1.68
Interest expense/total interest-bearing liabilities	0.59	0.61	0.64	0.67	0.70
Net interest spread	2.81%	2.94%	3.00%	3.00%	2.95%
Effect of interest-free sources used to fund earning assets	0.14	0.15	0.15	0.16	0.17
Net interest margin	2.95%	3.09%	3.15%	3.16%	3.12%

Yields are adjusted to a fully taxable equivalent (“FTE”) basis. Refer to the Non-GAAP to GAAP Reconciliation on page 27 for reconciliation of net interest income (GAAP) to net interest income adjusted for impact of FTE - (non-GAAP).

(a)	Earning assets yields are expressed net of unearned income.
(b)	Includes loans on nonaccrual status.
(c)	Rates are expressed net of unamortized debenture cost for term borrowings.

FHN CHARGES FOR RESTRUCTURING, REPOSITIONING, & EFFICIENCY INITIATIVES

Quarterly, Unaudited

(Thousands)	1Q13	4Q12	3Q12	2Q12	1Q12

By Income Statement Impact
Noninterest income
Mortgage banking (a)	$ -	$ (348)	$ -	$ (2,287)	$ -
Gain on divestiture	-	-	-	-	200
Noninterest expense
Employee compensation, incentives, and benefits (b)	819	18,128	2,730	2,191	(152)
Occupancy	438	180	41	(219)	44
Legal and professional fees	-	-	-	-	15
All other expense	-	17	-	12	5
Total gain/(loss) before income taxes	(1,257)	(18,673)	(2,771)	(4,271)	288
Income/(loss) from discontinued operations (c)	735	-	180	485	(96)
Net impact resulting from restructuring, repositioning, and efficiency initiatives	$ (522)	$ (18,673)	$ (2,591)	$ (3,786)	$ 192
(a)	Reflects adjustment due to contingencies associated with prior mortgage servicing sales.
(b)	Includes severance associated with the VSP during 1Q13 and 4Q12.
(c)	Includes amounts related to Msaver, First Horizon Insurance, and Highland Capital.

FHN MORTGAGE SERVICING RIGHTS

Quarterly, Unaudited

						1Q13 Changes vs.
(Thousands)	1Q13	4Q12	3Q12	2Q12	1Q12	4Q12	1Q12

First Liens
Fair value beginning balance	$ 111,314	$ 117,440	$ 126,085	$ 139,676	$ 140,724
Reductions due to loan payments	(5,374)	(5,592)	(6,050)	(6,665)	(5,499)
Reductions due to exercise of cleanup calls	(495)	-	(494)	-	-
Changes in fair value due to:
Changes in valuation model inputs or assumptions (a)	834	(569)	(2,107)	(6,855)	4,459
Other changes in fair value	(88)	35	6	(71)	(8)
Fair value ending balance	$ 106,191	$ 111,314	$ 117,440	$ 126,085	$ 139,676	(5) %	(24) %

Second Liens
Fair value beginning balance	$ 196	$ 205	$ 215	$ 222	$ 231
Reductions due to loan payments	(48)	(9)	(10)	(7)	(9)
Changes in fair value due to:
Other changes in fair value	45	-	-	-	-
Fair value ending balance	$ 193	$ 196	$ 205	$ 215	$ 222	(2) %	(13) %

HELOC
Fair value beginning balance	$ 2,801	$ 2,892	$ 2,991	$ 3,058	$ 3,114
Reductions due to loan payments	(125)	(91)	(102)	(79)	(76)
Changes in fair value due to:
Other changes in fair value	42	-	3	12	20
Fair value ending balance	$ 2,718	$ 2,801	$ 2,892	$ 2,991	$ 3,058	(3) %	(11) %

Total Consolidated
Fair value beginning balance	$ 114,311	$ 120,537	$ 129,291	$ 142,956	$ 144,069
Reductions due to loan payments	(5,547)	(5,692)	(6,162)	(6,751)	(5,584)
Reductions due to exercise of cleanup calls	(495)	-	(494)	-	-
Changes in fair value due to:
Changes in valuation model inputs or assumptions (a)	834	(569)	(2,107)	(6,855)	4,459
Other changes in fair value	(1)	35	9	(59)	12
Fair value ending balance	$ 109,102	$ 114,311	$ 120,537	$ 129,291	$ 142,956	(5) %	(24) %
(a)	Principally reflects changes in discount rates and prepayment speed assumptions, mostly due to changes in interest rates.

FHN BUSINESS SEGMENT HIGHLIGHTS

Quarterly, Unaudited

						1Q13 Changes vs.
(Thousands)	1Q13	4Q12	3Q12	2Q12	1Q12	4Q12	1Q12

Regional Banking
Net interest income	$ 145,097	$ 153,070	$ 150,308	$ 147,767	$ 146,636	(5)%	(1)%
Noninterest income	59,144	64,074	64,235	65,037	60,052	(8)%	(2)%
Total revenues	204,241	217,144	214,543	212,804	206,688	(6)%	(1)%
Provision/(provision credit) for loan losses	(2,485)	(1,227)	2,927	4,828	(7,426)	NM	67%
Noninterest expense	128,713	144,100	141,641	143,378	140,643	(11)%	(8)%
Income before income taxes	78,013	74,271	69,975	64,598	73,471	5%	6%
Provision for income taxes	28,352	26,852	25,328	23,251	26,752	6%	6%
Net income	$ 49,661	$ 47,419	$ 44,647	$ 41,347	$ 46,719	5%	6%

Capital Markets
Net interest income	$ 3,847	$ 4,248	$ 4,753	$ 5,608	$ 5,680	(9)%	(32)%
Noninterest income	76,612	72,432	80,817	74,968	106,775	6%	(28)%
Total revenues	80,459	76,680	85,570	80,576	112,455	5%	(28)%
Noninterest expense	61,668	57,541	64,602	60,936	80,306	7%	(23)%
Income before income taxes	18,791	19,139	20,968	19,640	32,149	(2)%	(42)%
Provision for income taxes	7,123	7,182	7,898	7,403	12,238	(1)%	(42)%
Net income	$ 11,668	$ 11,957	$ 13,070	$ 12,237	$ 19,911	(2)%	(41)%

Corporate
Net interest income/(expense)	$ (7,717)	$ (8,179)	$ (5,268)	$ (4,706)	$ (5,309)	6%	(45)%
Noninterest income	7,855	6,015	7,904	3,825	9,262	31%	(15)%
Total revenues	138	(2,164)	2,636	(881)	3,953	NM	(97)%
Noninterest expense (a)	17,587	36,104	21,534	19,138	22,373	(51)%	(21)%
Income/(loss) before income taxes	(17,449)	(38,268)	(18,898)	(20,019)	(18,420)	54%	5%
Benefit for income taxes	(11,171)	(37,530)	(13,255)	(13,029)	(11,934)	70%	6%
Net loss	$ (6,278)	$ (738)	$ (5,643)	$ (6,990)	$ (6,486)	NM	3%

Non-Strategic
Net interest income	$ 20,155	$ 21,459	$ 23,672	$ 24,006	$ 24,922	(6)%	(19)%
Noninterest income	12,816	3,922	10,582	15,077	26,352	NM	(51)%
Total revenues	32,971	25,381	34,254	39,083	51,274	30%	(36)%
Provision for loan losses	17,485	16,227	37,073	10,172	15,426	8%	13%
Noninterest expense (b)	32,572	33,616	35,392	303,725	78,672	(3)%	(59)%
Loss before income taxes	(17,086)	(24,462)	(38,211)	(274,814)	(42,824)	30%	60%
Benefit for income taxes	(6,574)	(9,418)	(14,711)	(105,803)	(16,486)	30%	60%
Loss from continuing operations	(10,512)	(15,044)	(23,500)	(169,011)	(26,338)	30%	60%
Income/(loss) from discontinued operations, net of tax	430	(12)	108	487	(435)	NM	NM
Net loss	$ (10,082)	$ (15,056)	$ (23,392)	$ (168,524)	$ (26,773)	33%	62%

Total Consolidated
Net interest income	$ 161,382	$ 170,598	$ 173,465	$ 172,675	$ 171,929	(5)%	(6)%
Noninterest income	156,427	146,443	163,538	158,907	202,441	7%	(23)%
Total revenues	317,809	317,041	337,003	331,582	374,370	*	(15)%
Provision for loan losses	15,000	15,000	40,000	15,000	8,000	*	88%
Noninterest expense	240,540	271,361	263,169	527,177	321,994	(11)%	(25)%
Income/(loss) before income taxes	62,269	30,680	33,834	(210,595)	44,376	NM	40%
Provision/(benefit) for income taxes	17,730	(12,914)	5,260	(88,178)	10,570	NM	68%
Income/(loss) from continuing operations	44,539	43,594	28,574	(122,417)	33,806	2%	32%
Income/(loss) from discontinued operations, net of tax	430	(12)	108	487	(435)	NM	NM
Net income/(loss)	$ 44,969	$ 43,582	$ 28,682	$ (121,930)	$ 33,371	3%	35%

NM - Not meaningful

* Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	4Q12 includes $18.3 million related to Restructuring, Repositioning, and Efficiency initiatives, primarily severance related costs associated with the VSP.
(b)	2Q12 includes $250.0 million charge to the repurchase and foreclosure provision primarily related to a revision in estimate based on information received from Fannie Mae.

FHN REGIONAL BANKING

Quarterly, Unaudited

						1Q13 Changes vs.
	1Q13	4Q12	3Q12	2Q12	1Q12	4Q12	1Q12

Income Statement (thousands)
Net interest income	$ 145,097	$ 153,070	$ 150,308	$ 147,767	$ 146,636	(5)%	(1)%
Provision/(provision credit) for loan losses	(2,485)	(1,227)	2,927	4,828	(7,426)	NM	67%
Noninterest income:
NSF / Overdraft fees (a)	$ 10,031	$ 13,586	$ 13,038	$ 12,265	$ 11,284	(26)%	(11)%
Cash management fees	9,330	9,092	8,915	9,179	8,856	3%	5%
Debit card income	2,534	2,437	2,670	2,780	2,552	4%	(1)%
Other	4,909	4,912	4,770	4,925	5,135	*	(4)%
Total deposit transactions and cash management	26,804	30,027	29,393	29,149	27,827	(11)%	(4)%
Brokerage, management fees and commissions	9,348	8,979	8,700	8,758	8,496	4%	10%
Trust services and investment management	6,343	5,995	6,071	6,493	5,824	6%	9%
Bankcard income	4,691	5,556	5,029	5,504	5,457	(16)%	(14)%
Other service charges	2,873	2,951	3,060	3,021	3,086	(3)%	(7)%
Miscellaneous revenue	9,085	10,566	11,982	12,112	9,362	(14)%	(3)%
Total noninterest income	$ 59,144	$ 64,074	$ 64,235	$ 65,037	$ 60,052	(8)%	(2)%
Noninterest expense:
Employee compensation, incentives, and benefits	50,590	51,014	50,526	50,957	51,080	(1)%	(1)%
Other (b)	78,123	93,086	91,115	92,421	89,563	(16)%	(13)%
Total noninterest expense	128,713	144,100	141,641	143,378	140,643	(11)%	(8)%
Income before income taxes	$ 78,013	$ 74,271	$ 69,975	$ 64,598	$ 73,471	5%	6%
Efficiency ratio (c)	63.02%	66.36%	66.02%	67.38%	68.05%

Balance Sheet (millions)
Average loans	$ 12,237	$ 12,397	$ 12,221	$ 11,650	$ 11,533	(1)%	6%
Average other earning assets	53	58	69	63	51	(9)%	4%
Total average earning assets	12,290	12,455	12,290	11,713	11,584	(1)%	6%
Average core deposits	14,560	14,445	14,295	14,396	13,974	1%	4%
Average other deposits	517	515	570	676	660	*	(22)%
Total average deposits	15,077	14,960	14,865	15,072	14,634	1%	3%
Total period-end deposits	15,225	15,142	14,783	15,183	15,338	1%	(1)%
Total period-end assets	12,844	13,754	13,246	12,758	12,334	(7)%	4%
Net interest margin (d)	4.84%	4.94%	4.92%	5.13%	5.14%
Net interest spread	3.46	3.53	3.54	3.55	3.56
Loan yield	3.75	3.83	3.88	3.91	3.95
Deposit average yield	0.29	0.30	0.34	0.36	0.39

Key Statistics
Financial center locations	171	171	173	173	174	*	(2)%
Trust assets - total managed assets (millions)	$ 3,920	$ 3,948	$ 3,917	$ 3,837	$ 3,472	(1)%	13%

NM - Not meaningful

* Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	1Q13 decline primarily attributable to seasonality in NSF fees.
(b)	1Q13 decrease largely attributable to a decline in allocated Pension expense resulting from the freeze of the pension plans on December 31, 2012.
(c)	Noninterest expense divided by total revenue.
(d)	Net interest margin is computed using total net interest income adjusted for FTE. Refer to the Non-GAAP to GAAP Reconciliation on page 27 of this supplement.

FHN CAPITAL MARKETS

Quarterly, Unaudited

						1Q13 Changes vs.
	1Q13	4Q12	3Q12	2Q12	1Q12	4Q12	1Q12

Income Statement (thousands)
Net interest income	$ 3,847	$ 4,248	$ 4,753	$ 5,608	$ 5,680	(9)%	(32)%
Noninterest income:
Fixed income	67,953	65,560	74,488	68,399	99,112	4%	(31)%
Other	8,659	6,872	6,329	6,569	7,663	26%	13%
Total noninterest income	76,612	72,432	80,817	74,968	106,775	6%	(28)%
Noninterest expense	61,668	57,541	64,602	60,936	80,306	7%	(23)%
Income before income taxes	$ 18,791	$ 19,139	$ 20,968	$ 19,640	$ 32,149	(2)%	(42)%

Efficiency ratio (a)	76.65%	75.04%	75.50%	75.63%	71.41%
Fixed income average daily revenue	$ 1,133	$ 1,093	$ 1,182	$ 1,086	$ 1,599	4%	(29)%

Balance Sheet (millions)
Average trading inventory	$ 1,309	$ 1,250	$ 1,190	$ 1,328	$ 1,277	5%	3%
Average other earning assets	770	618	576	669	695	25%	11%
Total average earning assets	2,079	1,868	1,766	1,997	1,972	11%	5%
Total period-end assets	2,956	2,466	2,848	2,554	2,693	20%	10%
Net interest margin (b)	0.75%	0.95%	1.12%	1.15%	1.18%

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	Noninterest expense divided by total revenue.
(b)	Net interest margin is computed using total net interest income adjusted for FTE. Refer to the Non-GAAP to GAAP Reconciliation on page 27 of this supplement.

FHN CORPORATE

Quarterly, Unaudited

						1Q13 Changes vs.
	1Q13	4Q12	3Q12	2Q12	1Q12	4Q12	1Q12

Income Statement (thousands)
Net interest income/(expense)	$ (7,717)	$ (8,179)	$ (5,268)	$ (4,706)	$ (5,309)	6%	(45)%
Noninterest income	7,825	6,015	7,904	3,825	8,934	30%	(12)%
Securities gains, net	30	-	-	-	328	NM	(91)%
Noninterest expense (a)	17,587	36,104	21,534	19,138	22,373	(51)%	(21)%
Loss before income taxes	$ (17,449)	$ (38,268)	$ (18,898)	$ (20,019)	$ (18,420)	54%	5%

Average Balance Sheet (millions)
Average loans	$ 226	$ 189	$ 183	$ 124	$ 137	20%	65%
Total earning assets	$ 3,959	$ 3,751	$ 3,735	$ 3,884	$ 4,021	6%	(2)%
Net interest margin (b)	(.83)%	(.85)%	(.54)%	(.50)%	(.55)%

NM - Not meaningful

(a)	4Q12 includes $18.3 million related to Restructuring, Repositioning, and Efficiency initiatives, primarily severance related costs associated with the VSP.
(b)	Net interest margin is computed using total net interest income adjusted for FTE. Refer to the Non-GAAP to GAAP Reconciliation on page 27 of this supplement.

FHN NON-STRATEGIC

Quarterly, Unaudited

						1Q13 Changes vs.
	1Q13	4Q12	3Q12	2Q12	1Q12	4Q12	1Q12

Income Statement (thousands)
Net interest income	$ 20,155	$ 21,459	$ 23,672	$ 24,006	$ 24,922	(6)%	(19)%
Noninterest income:
Mortgage warehouse valuation	259	(1,850)	(3,470)	626	1,640	NM	(84)%
Service fees	12,145	12,967	13,778	14,984	17,202	(6)%	(29)%
Change in MSR value - runoff	(5,375)	(5,592)	(6,049)	(6,665)	(5,498)	4%	2%
Net hedging results	1,982	2,097	4,486	1,833	9,065	(5)%	(78)%
Miscellaneous revenue (a)	3,811	1,000	1,837	(766)	3,943	NM	(3)%
Total noninterest income	12,822	8,622	10,582	10,012	26,352	49%	(51)%
Securities gains/(losses), net (b)	(6)	(4,700)	-	5,065	-	NM	NM
Noninterest expense:
Repurchase and foreclosure provision (c)	-	-	-	250,000	49,256	NM	NM
Other expenses (d)	32,572	33,616	35,392	53,725	29,416	(3)%	11%
Total noninterest expense	32,572	33,616	35,392	303,725	78,672	(3)%	(59)%
Provision for loan losses (e)	17,485	16,227	37,073	10,172	15,426	8%	13%
Loss before income taxes	$ (17,086)	$ (24,462)	$ (38,211)	$ (274,814)	$ (42,824)	30%	60%

Average Balance Sheet (millions)
Loans	$ 3,634	$ 3,817	$ 4,008	$ 4,186	$ 4,371	(5)%	(17)%
Loans held-for-sale	354	344	333	330	316	3%	12%
Trading securities	17	19	20	23	26	(11)%	(35)%
Mortgage servicing rights	113	118	126	137	141	(4)%	(20)%
Other assets	257	266	286	304	336	(3)%	(24)%
Total assets	4,375	4,564	4,773	4,980	5,190	(4)%	(16)%
Net interest margin (f)	2.02%	2.04%	2.16%	2.11%	2.11%
Efficiency ratio (g)	98.77%	111.75%	103.32%	NM	153.43%

Mortgage Warehouse - Period-end (millions)
Ending warehouse balance (loans held-for-sale)	$ 362	$ 353	$ 339	$ 336	$ 323	3%	12%

Key Servicing Metrics (h)
Ending servicing portfolio (millions) (i)	$ 17,055	$ 18,071	$ 19,149	$ 20,331	$ 21,610	(6)%	(21)%
Average servicing portfolio (millions) (i)	17,797	18,607	19,728	20,978	22,184	(4)%	(20)%
Average number of loans serviced (i)	104,874	110,175	115,987	121,818	128,068	(5)%	(18)%

Portfolio Product Mix (average)
GNMA (Ginnie)	2%	2%	2%	3%	3%
FNMA/FHLMC (Fannie/Freddie)	31	32	33	35	35
Private	60	59	59	57	57
Sub-total	93	93	94	95	95
FHN permanent mortgage portfolio and warehouse	7	7	6	5	5
Total	100%	100%	100%	100%	100%

Other Portfolio Statistics
Servicing cost per loan (annualized) (j)	$ 294.41	$ 279.08	$ 288.21	$ 280.71	$ 294.94
Servicing book value (bps) (k) (l)	69	68	68	68	71
90+ delinquency rate, excluding foreclosures (m)	11.20%	10.89%	10.61%	10.94%	11.54%

NM - Not meaningful

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	1Q13 includes a $2.4 million gain from a LOCOM reversal associated with a TRUP loan payoff; 2Q12 includes a $2.3 million negative adjustment made as a result of contingencies related to prior servicing sales.
(b)	4Q12 includes a $4.7 million negative valuation adjustment related to an equity investment. 2Q12 includes a $5.1 million gain on sale of venture capital investment.
(c)	2Q12 represents $250.0 million charge to the repurchase and foreclosure provision primarily related to a revision in estimate based on new information received from Fannie Mae.
(d)	2Q12 includes a $22.0 million loss accrual related to pending legal matters.
(e)	3Q12 increase largely associated with the implementation of regulatory guidance related to discharged bankruptcies.
(f)	Net interest margin is computed using total net interest income adjusted for FTE. Refer to the Non-GAAP to GAAP Reconciliation on page 27 of this supplement.
(g)	Noninterest expense divided by total revenue excluding securities gains/(losses).
(h)	Includes servicing of first liens, second liens, and HELOCs.
(i)	Includes mortgage loans serviced from FHN’s legacy mortgage banking business, legacy equity lending serviced for others, and mortgage loans in portfolio and warehouse. Excludes UPB of loans transferred that did not qualify for sales treatment.
(j)	Calculated based on fees charged by subservicer divided by average number of loans serviced during the quarter.
(k)	Includes MSR and mortgage trading securities divided by total servicing portfolio.
(l)	For purposes of this calculation, MSR excludes servicing transferred that did not qualify for sales treatment due to certain recourse provisions.
(m)	Excludes delinquent second liens and HELOCs.

FHN CAPITAL HIGHLIGHTS

Quarterly, Unaudited

						1Q13 Changes vs.
(Dollars in thousands, except per share amounts)	1Q13	4Q12	3Q12	2Q12	1Q12	4Q12	1Q12

Tier 1 capital (a) (b)	$ 2,738,559	$ 2,640,776	$ 2,641,392	$ 2,626,688	$ 2,841,064	4%	(4)%
Tier 2 capital (a)	$ 511,916	$ 571,232	$ 570,429	$ 570,159	$ 687,530	(10)%	(26)%
Total capital (a) (b)	$ 3,250,475	$ 3,212,008	$ 3,211,821	$ 3,196,847	$ 3,528,594	1%	(8)%

Risk weighted assets (“RWA”) (a)	$ 20,278,500	$ 20,153,430	$ 20,082,979	$ 20,022,430	$ 19,783,405	1%	3%
Tier 1 ratio (a)	13.50%	13.10%	13.15%	13.12%	14.36%
Tier 2 ratio (a)	2.53%	2.84%	2.84%	2.85%	3.48%
Total capital ratio (a)	16.03%	15.94%	15.99%	15.97%	17.84%

Tier 1 common ratio to risk weighted assets (a) (c)	10.59%	10.65%	10.69%	10.65%	11.86%
Leverage ratio (a)	10.97	10.63	10.58	10.56	11.31
Total equity to total assets	10.33	9.83	9.84	9.86	10.41
Adjusted tangible common equity to risk weighted assets (“TCE/RWA”) (a) (c) (d)	9.88	9.93	10.03	9.97	10.88
Tangible common equity/tangible assets (“TCE/TA”) (c) (e)	8.21	8.11	8.13	8.13	8.70

* Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	Current quarter is an estimate.
(b)	All quarters presented include $200 million of tier 1 qualifying trust preferred securities.
(c)	Refer to the Non-GAAP to GAAP Reconciliation on page 27 of this financial supplement.
(d)	See Glossary of Terms for definition of ratios.
(e)	Calculated using period-end balances.

FHN ASSET QUALITY: CONSOLIDATED

Quarterly, Unaudited

											1Q13 Changes vs.
(Thousands)	1Q13		4Q12		3Q12		2Q12		1Q12		4Q12	1Q12

Allowance for Loan Losses Walk-Forward
Beginning reserve	$ 276,963		$ 281,744		$ 321,051		$ 346,016		$ 384,351		(2)%	(28)%
Provision (a)	15,000		15,000		40,000		15,000		8,000		*	88%
Charge-offs (b) (c)	(36,100)		(31,177)		(87,022)		(49,728)		(57,083)		16%	(37)%
Recoveries	9,355		11,396		7,715		9,763		10,748		(18)%	(13)%
Ending balance (Restricted - $3.7 million) (d)	$ 265,218		$ 276,963		$ 281,744		$ 321,051		$ 346,016		(4)%	(23)%
Reserve for unfunded commitments	3,439		4,145		4,572		4,434		5,358		(17)%	(36)%
Total allowance for loan losses plus reserve for unfunded commitments	$ 268,657		$ 281,108		$ 286,316		$ 325,485		$ 351,374		(4)%	(24)%

Allowance for Loan Losses
Regional Banking	$ 120,161		$ 128,210		$ 142,060		$ 156,060		$ 166,115		(6)%	(28)%
Non-Strategic	145,057		148,753		139,684		164,991		179,901		(2)%	(19)%
Corporate (e)	NM		NM		NM		NM		NM		NM	NM
Total allowance for loan losses	$ 265,218		$ 276,963		$ 281,744		$ 321,051		$ 346,016		(4)%	(23)%

Nonperforming Assets
Regional Banking
Nonperforming loans	$ 124,824		$ 131,834		$ 152,477		$ 178,650		$ 192,560		(5)%	(35)%
Foreclosed real estate (f)	13,142		13,726		16,000		17,334		18,047		(4)%	(27)%
Total Regional Banking	$ 137,966		$ 145,560		$ 168,477		$ 195,984		$ 210,607		(5)%	(34)%
Non-Strategic
Nonperforming loans	$ 129,240		$ 133,286		$ 150,635		$ 149,564		$ 158,580		(3)%	(19)%
Nonperforming loans held-for-sale before fair value adjustments (g)	129,730		110,567		94,265		89,535		100,841		17%	29%
Foreclosed real estate (f)	19,513		28,041		34,589		31,583		41,085		(30)%	(53)%
Total Non-Strategic	$ 278,483		$ 271,894		$ 279,489		$ 270,682		$ 300,506		2%	(7)%
Corporate
Nonperforming loans	$ 1,936		$ 1,915		$ 2,426		$ 207		$ 207		1%	NM
Total nonperforming assets	$ 418,385		$ 419,369		$ 450,392		$ 466,873		$ 511,320		*	(18)%

Net Charge-Offs
Regional Banking	$ 5,564		$ 12,623		$ 16,927		$ 14,883		$ 14,251		(56)%	(61)%
Non-Strategic	21,181		7,158		62,380		25,082		32,084		NM	(34)%
Total net charge-offs (b) (c)	$ 26,745		$ 19,781		$ 79,307		$ 39,965		$ 46,335		35%	(42)%

Consolidated Key Ratios (h)
NPL %	1.61%		1.60%		1.85%		2.03%		2.20%
NPA %	1.81		1.84		2.15		2.32		2.56
Net charge-offs % (b) (c)	0.67		0.48		1.92		1.01		1.16
Allowance / loans	1.67		1.66		1.71		1.98		2.17
Allowance / NPL	1.04	x	1.04	x	0.92	x	0.98	x	0.98	x
Allowance / NPA	0.92	x	0.90	x	0.79	x	0.85	x	0.84	x
Allowance / charge-offs (b) (c)	2.45	x	3.52	x	0.89	x	2.00	x	1.86	x

Other
Loans past due 90 days or more (i)	$ 87,177		$ 86,017		$ 82,953		$ 89,214		$ 97,672		1%	(11)%
Guaranteed portion (i)	40,117		36,633		35,397		38,758		40,007		10%	*
Foreclosed real estate from government insured loans	22,017		18,923		20,190		20,687		19,815		16%	11%
Period-end loans, net of unearned income (millions)	15,890		16,709		16,524		16,186		15,971		(5)%	(1)%
Remaining unfunded commitments (millions)	8,487		7,993		7,891		7,869		7,717		6%	10%

NM - Not meaningful

* Amount is less than one percent

(a)	3Q12 includes approximately $30 million of loan loss provision associated with the implementation of regulatory guidance related to discharged bankruptcies.
(b)	4Q12 charge-offs reflect lower loss estimate for discharged bankruptcies based on the loan-level data obtained from new appraisals in fourth quarter.
(c)	3Q12 includes approximately $40 million of charge-offs associated with the implementation of regulatory guidance related to discharged bankruptcies.
(d)	Restricted balances parenthetically presented are as of March 31, 2013. See Glossary of Terms for definition of restricted balances.
(e)	The valuation adjustment taken upon exercise of clean-up calls includes expected losses.
(f)	Excludes foreclosed real estate from government-insured mortgages.
(g)	The average negative fair value mark taken in 1Q13 was approximately 53% of unpaid principal balance.
(h)	See Glossary of Terms for definitions of Consolidated Key Ratios.
(i)	Includes loans held for sale.

FHN ASSET QUALITY: CONSOLIDATED

Quarterly, Unaudited

											1Q13 Changes vs.
	1Q13		4Q12		3Q12		2Q12		1Q12		4Q12	1Q12

Key Portfolio Details
C&I
Period-end loans ($ millions)	$ 8,091		$ 8,797		$ 8,466		$ 7,982		$ 7,705		(8)%	5%
30+ Delinq. % (a)	0.17%		0.22%		0.30%		0.29%		0.39%
NPL %	1.40		1.39		1.78		1.97		2.00
Charge-offs % (qtr. annualized) (b)	0.10		0.24		0.25		0.42		0.08
Allowance / loans %	1.06%		1.09%		1.26%		1.39%		1.55%
Allowance / charge-offs (b)	10.94	x	4.84	x	5.17	x	3.44	x	19.06	x

Income CRE
Period-end loans ($ millions)	$ 1,063		$ 1,110		$ 1,162		$ 1,225		$ 1,247		(4)%	(15)%
30+ Delinq. % (a)	0.44%		0.41%		0.21%		0.53%		0.73%
NPL %	2.53		2.97		4.04		4.67		5.59
Charge-offs % (qtr. annualized)	0.37		0.30		0.79		0.52		2.41
Allowance / loans %	1.11%		1.43%		1.94%		2.39%		2.64%
Allowance / charge-offs	2.88	x	4.48	x	2.40	x	4.53	x	1.09	x

Residential CRE
Period-end loans ($ millions)	$ 54		$ 58		$ 69		$ 89		$ 100		(7)%	(46)%
30+ Delinq. % (a)	-%		-%		1.19%		6.69%		1.06%
NPL % (c)	21.98		21.63		24.46		43.53		43.77
Charge-offs % (qtr. annualized)	NM		NM		4.29		5.74		5.70
Allowance / loans % (c)	6.36%		7.01%		7.00%		13.69%		13.11%
Allowance / charge-offs	NM		NM		1.42	x	2.25	x	2.06	x

Consumer Real Estate
Period-end loans ($ millions) (Restricted and secured real estate - $386.4 million) (d)	$ 5,590		$ 5,689		$ 5,735		$ 5,855		$ 5,859		(2)%	(5)%
30+ Delinq. % (a)	1.21%		1.36%		1.46%		1.39%		1.52%
NPL % (e)	1.21		1.13		0.96		0.70		0.77
Charge-offs % (qtr. annualized) (f) (g)	1.33		0.68		4.54		1.64		2.05
Allowance / loans %	2.35%		2.27%		2.02%		2.28%		2.42%
Allowance / charge-offs (f) (g)	1.75	x	3.31	x	0.44	x	1.38	x	1.17	x

Permanent Mortgage
Period-end loans ($ millions) (Restricted and secured real estate - $13.0 million) (d) (h)	$ 793		$ 766		$ 806		$ 756		$ 789		4%	1%
30+ Delinq. % (a)	2.16%		2.28%		2.86%		1.64%		2.20%
NPL %	4.37		4.27		4.22		4.26		4.65
Charge-offs % (qtr. annualized)	1.64		0.95		1.06		1.26		2.04
Allowance / loans %	3.21%		3.26%		3.17%		3.85%		4.13%
Allowance / charge-offs	1.93	x	3.32	x	2.98	x	2.99	x	1.97	x

Credit Card and Other
Period-end loans ($ millions)	$ 299		$ 289		$ 286		$ 279		$ 271		3%	10%
30+ Delinq. % (a)	1.25%		1.45%		1.43%		1.28%		1.26%
NPL %	0.57		0.59		0.64		0.74		0.79
Charge-offs % (qtr. annualized)	3.25		4.00		3.37		3.82		2.22
Allowance / loans %	2.38%		2.39%		2.22%		2.27%		2.27%
Allowance / charge-offs	0.75	x	0.60	x	0.68	x	0.60	x	0.99	x

NM - Not meaningful

* Amount is less than one percent

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	30+ Delinquency % includes all accounts delinquent more than one month and still accruing interest.
(b)	1Q12 includes recoveries of $4.8 million.
(c)	3Q12 decline is primarily driven by a large relationship that was upgraded to accrual status.
(d)	Restricted and secured loan balances parenthetically presented are as of March 31, 2013.
(e)	NPL levels affected by the implementation of regulatory guidance related to discharged bankruptcies in 3Q12.
(f)	4Q12 charge-offs reflect favorable adjustment for lower loss estimate for discharged bankruptcies based on the loan-level data obtained from new appraisals in fourth quarter.
(g)	3Q12 includes the impact of charge-offs associated with the implementation of regulatory guidance related to discharged bankruptcies.
(h)	1Q13 and 3Q12 increases relate to exercise of cleanup calls.

FHN ASSET QUALITY: REGIONAL BANKING

Quarterly, Unaudited

											1Q13 Changes vs.
	1Q13		4Q12		3Q12		2Q12		1Q12		4Q12	1Q12

Total Regional Banking
Period-end loans ($ millions)	$ 12,127		$ 12,819		$ 12,462		$ 11,962		$ 11,582		(5)%	5%
30+ Delinq. % (a)	0.36%		0.38%		0.45%		0.51%		0.59%
NPL %	1.03		1.03		1.22		1.49		1.66
Charge-offs % (qtr. annualized)	0.18		0.41		0.55		0.51		0.50
Allowance / loans %	0.99%		1.00%		1.14%		1.30%		1.43%
Allowance / charge-offs	5.32	x	2.55	x	2.11	x	2.61	x	2.90	x

Key Portfolio Details
C&I
Period-end loans ($ millions)	$ 7,580		$ 8,262		$ 7,929		$ 7,441		$ 7,160		(8)%	6%
30+ Delinq. % (a)	0.17%		0.23%		0.32%		0.31%		0.41%
NPL %	0.89		0.85		0.97		1.11		1.12
Charge-offs % (qtr. annualized) (b)	0.10		0.26		0.29		0.45		0.09
Allowance / loans %	0.92%		0.95%		1.05%		1.14%		1.29%
Allowance / charge-offs (b)	8.71		3.87	x	3.71	x	2.64	x	14.78	x

Income CRE
Period-end loans ($ millions)	$ 1,048		$ 1,095		$ 1,141		$ 1,183		$ 1,204		(4)%	(13)%
30+ Delinq. % (a)	0.45%		0.41%		0.21%		0.55%		0.76%
NPL %	2.32		2.78		3.78		4.34		5.28
Charge-offs % (qtr. annualized)	0.40		0.37		0.83		0.53		1.88
Allowance / loans %	1.00%		1.33%		1.81%		2.14%		2.42%
Allowance / charge-offs	2.42	x	3.38	x	2.12	x	3.99	x	1.28	x

Residential CRE
Period-end loans ($ millions)	$ 50		$ 53		$ 61		$ 79		$ 86		(6)%	(42)%
30+ Delinq. % (a)	-%		-%		1.34%		7.53%		1.22%
NPL % (c)	17.66		17.59		19.08		40.77		41.83
Charge-offs % (qtr. annualized)	NM		NM		5.07		2.26		6.64
Allowance / loans % (c)	6.64%		7.19%		7.32%		14.72%		14.07%
Allowance / charge-offs	NM		NM		1.26	x	6.24	x	2.01	x

Consumer Real Estate
Period-end loans ($ millions)	$ 3,152		$ 3,121		$ 3,047		$ 2,981		$ 2,861		1%	10%
30+ Delinq. % (a)	0.68%		0.65%		0.75%		0.76%		0.86%
NPL % (d)	0.74		0.67		0.63		0.39		0.45
Charge-offs % (qtr. annualized) (e)	0.07		0.51		0.78		0.38		0.56
Allowance / loans %	0.96%		0.81%		0.91%		0.94%		0.92%
Allowance / charge-offs (e)	13.36	x	1.59	x	1.18	x	2.48	x	1.66	x

Credit Card, Permanent Mortgage, and Other
Period-end loans ($ millions)	$ 297		$ 288		$ 284		$ 278		$ 271		3%	10%
30+ Delinq. % (a)	1.40%		1.45%		1.40%		1.32%		1.40%
NPL %	0.34		0.35		0.37		0.15		0.03
Charge-offs % (qtr. annualized)	2.94		3.42		2.92		2.99		2.38
Allowance / loans %	2.26%		2.21%		2.13%		2.26%		2.20%
Allowance / charge-offs	0.79	x	0.65	x	0.75	x	0.76	x	0.91	x

ASSET QUALITY: CORPORATE

Permanent Mortgage
Period-end loans ($ millions) (f)	$ 229		$ 180		$ 201		$ 119		$ 127		27%	80%
30+ Delinq. % (a)	2.55%		1.83%		2.12%		0.49%		1.33%
NPL % (d)	0.84		1.06		1.21		0.17		0.16
Charge-offs % (qtr. annualized)	NM		NM		NM		NM		NM
Allowance / loans %	NM		NM		NM		NM		NM
Allowance / charge-offs	NM		NM		NM		NM		NM

NM - Not meaningful

* Amount is less than one percent

(a)	30+ Delinquency % includes all accounts delinquent more than one month and still accruing interest.
(b)	1Q12 includes recoveries of $4.6 million.
(c)	3Q12 decline is primarily driven by a large relationship that was upgraded to accrual status.
(d)	NPL levels affected by the implementation of regulatory guidance related to discharged bankruptcies in 3Q12.
(e)	3Q12 includes the impact of charge-offs associated with the implementation of regulatory guidance related to discharged bankruptcies.
(f)	1Q13 and 3Q12 increases relate to exercise of cleanup calls.

FHN ASSET QUALITY: NON-STRATEGIC

Quarterly, Unaudited

							1Q13 Changes vs.
	1Q13		4Q12	3Q12	2Q12	1Q12	4Q12	1Q12

Total Non-Strategic
Period-end loans ($ millions)	$ 3,534		$ 3,710	$ 3,861	$ 4,105	$ 4,262	(5)%	(17)%
30+ Delinq. % (a)	1.62%		1.92%	2.06%	1.72%	1.89%
NPL %	3.66		3.59	3.90	3.64	3.72
Charge-offs % (qtr. annualized)	2.36		0.75	6.19	2.41	2.95
Allowance / loans %	4.10%		4.01%	3.62%	4.02%	4.22%
Allowance / charge-offs	1.69	x	5.22x	0.56x	1.64x	1.39x

Key Portfolio Details
C&I
Period-end loans ($ millions)	$ 512		$ 535	$ 537	$ 541	$ 546	(4)%	(6)%
30+ Delinq. % (a)	0.08%		-%	*	-%	0.12%
NPL %	8.95		9.82	13.65	13.77	13.58
Charge-offs % (qtr. annualized)	NM		NM	NM	*	NM
Allowance / loans %	3.24%		3.37%	4.37%	4.78%	4.94%
Allowance / charge-offs	NM		NM	NM	NM	NM

Income CRE
Period-end loans ($ millions)	$ 15		$ 15	$ 20	$ 42	$ 43	*	(65)%
30+ Delinq. % (a)	-%		-%	-%	-%	-%
NPL %	17.34		17.16	18.84	14.07	14.45
Charge-offs % (qtr. annualized)	NM		NM	NM	0.30	15.96
Allowance / loans %	8.84%		9.02%	9.64%	9.51%	9.00%
Allowance / charge-offs	NM		NM	NM	31.70x	0.50x

Residential CRE
Period-end loans ($ millions)	$ 4		$ 5	$ 8	$ 10	$ 13	(20)%	(69)%
30+ Delinq. % (a)	-%		-%	0.07%	-%	-%
NPL %	80.40		63.63	65.97	65.64	56.20
Charge-offs % (qtr. annualized)	NM		NM	NM	30.43	1.59
Allowance / loans %	2.49%		5.13%	4.58%	5.40%	6.96%
Allowance / charge-offs	NM		NM	NM	0.15x	2.82x

Consumer Real Estate
Period-end loans ($ millions) (Restricted and secured real estate - $386.4 million) (b)	$ 2,438		$ 2,568	$ 2,689	$ 2,874	$ 2,998	(5)%	(19)%
30+ Delinq. % (a)	1.89%		2.23%	2.26%	2.04%	2.16%
NPL % (c)	1.83		1.69	1.34	1.01	1.07
Charge-offs % (qtr. annualized) (d) (e)	2.90		0.86	8.58	2.90	3.41
Allowance / loans %	4.15%		4.04%	3.28%	3.67%	3.85%
Allowance / charge-offs (d) (e)	1.39	x	4.51x	0.37x	1.24x	1.10x

Permanent Mortgage
Period-end loans ($ millions) (Restricted and secured real estate - $13.0 million) (b)	$ 548		$ 569	$ 588	$ 619	$ 642	(4)%	(15)%
30+ Delinq. % (a)	1.91%		2.40%	3.09%	1.79%	2.29%
NPL %	5.78		5.23	5.20	5.14	5.67
Charge-offs % (qtr. annualized)	2.35		1.29	1.42	1.54	2.51
Allowance / loans %	4.62%		4.36%	4.32%	4.64%	5.02%
Allowance / charge-offs	1.93x		3.30x	2.96x	2.95x	1.95x

Other Consumer
Period-end loans ($ millions)	$ 17		$ 18	$ 19	$ 19	$ 20	(6)%	(15)%
30+ Delinq. % (a)	2.26%		2.82%	3.59%	3.52%	3.04%
NPL %	9.61		9.23	9.41	9.32	10.39
Charge-offs % (qtr. annualized)	5.44		9.49	6.92	11.66	NM
Allowance / loans %	2.78%		3.64%	2.37%	2.13%	2.68%
Allowance / charge-offs	0.50	x	0.38x	0.35x	0.18x	NM

NM - Not meaningful

* Amount is less than one percent

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	30+ Delinquency % includes all accounts delinquent more than one month and still accruing interest.
(b)	Restricted and secured loan balances parenthetically presented are as of March 31, 2013.
(c)	NPL levels affected by the implementation of regulatory guidance related to discharged bankruptcies in 3Q12.
(d)	4Q12 charge-offs reflect favorable adjustment for lower loss estimate for discharged bankruptcies based on the loan-level data obtained from new appraisals in fourth quarter.
(e)	3Q12 includes the impact of charge-offs associated with the implementation of regulatory guidance related to discharged bankruptcies.

FHN ROLLFORWARDS OF NONPERFORMING LOANS AND ORE INVENTORY

Unaudited

(Millions)	1Q13	4Q12	3Q12	2Q12	1Q12
Commercial NPL Rollforward
Beginning NPLs	$ 168	$ 214	$ 253	$ 268	$ 277
+ Additions	9	10	5	21	23
+ Principal increase	-	-	-	1	1
- Resolutions and payments	(22)	(29)	(18)	(20)	(19)
- Net charge-offs	(2)	(5)	(8)	(12)	(11)
- Transfer to ORE	(1)	-	(2)	(1)	(3)
- Upgrade to accrual	-	(22)	(16)	(4)	-
Ending NPLs	$ 152	$ 168	$ 214	$ 253	$ 268
Certain previously reported amounts have been reclassified to agree with current presentation.
(Millions)	1Q13	4Q12	3Q12	2Q12	1Q12
ORE Inventory Rollforward (a)
Beginning balance	$ 41.8	$ 50.6	$ 48.9	$ 59.1	$ 68.9
Valuation adjustments	(1.0)	(1.5)	(2.7)	(2.1)	(3.1)
Adjusted balance	40.8	49.1	46.2	57.0	65.8
+ New ORE	1.2	7.5	11.9	6.0	8.1
+ Capitalized expenses	-	0.1	0.2	0.2	0.2
Disposals:
- Single transactions	(9.3)	(13.6)	(7.7)	(12.6)	(13.7)
- Bulk sales	-	(1.3)	-	(1.7)	(1.3)
Ending balance	$ 32.7	$ 41.8	$ 50.6	$ 48.9	$ 59.1
(a)	ORE excludes foreclosed assets related to government insured mortgages.

FHN: PORTFOLIO METRICS

Unaudited

C&I Portfolio: $8.1 Billion (50.9% of Total Loans) as of March 31, 2013	% OS
General Corporate, Commercial, and Business Banking Loans	80%
Loans to Mortgage Companies	14%
Trust Preferred Loans	5%
Bank Holding Company Loans	1%

Consumer Real Estate (primarily Home Equity) Portfolio: $5.6 Billion (35.2% of Total Loans)

Origination LTV and FICO for Portfolio as of March 31, 2013	Loan-to-Value

(excludes whole loan insurance)	<=60%	60% - <=80%	80% - 90%	>90%
FICO score greater than or equal to 740	11%	23%	16%	7%
FICO score 720-739	2%	4%	4%	2%
FICO score 700-719	1%	4%	4%	2%
FICO score 660-699	2%	5%	4%	3%
FICO score 620-659	-%	1%	1%	1%
FICO score less than 620	-%	1%	-%	1%

Origination LTV and FICO for Portfolio - Regional Banking as of March 31, 2013	Loan-to-Value

(excludes whole loan insurance)	<=60%	60% - <=80%	80% - 90%	>90%
FICO score greater than or equal to 740	13%	24%	18%	9%
FICO score 720-739	1%	4%	3%	2%
FICO score 700-719	1%	3%	2%	2%
FICO score 660-699	2%	4%	3%	2%
FICO score 620-659	1%	1%	1%	1%
FICO score less than 620	1%	1%	1%	1%

Origination LTV and FICO for Portfolio - Non-Strategic as of March 31, 2013	Loan-to-Value

(excludes whole loan insurance)	<=60%	60% - <=80%	80% - 90%	>90%
FICO score greater than or equal to 740	8%	22%	15%	5%
FICO score 720-739	2%	6%	5%	2%
FICO score 700-719	2%	6%	5%	2%
FICO score 660-699	2%	5%	4%	3%
FICO score 620-659	-%	1%	1%	1%
FICO score less than 620	-%	-%	-%	1%

Consumer Real Estate Portfolio Detail:

		Origination Characteristics

Vintage	Balances ($B)	W/A Age (mo.)	CLTV	FICO	% TN	% 1st lien
pre-2003	$ 0.1	136	77%	708	43%	32%
2003	$ 0.3	117	75%	728	32%	38%
2004	$ 0.5	104	79%	724	21%	27%
2005	$ 0.8	92	81%	729	17%	16%
2006	$ 0.6	81	78%	733	22%	17%
2007	$ 0.8	69	80%	738	25%	18%
2008	$ 0.4	58	76%	746	71%	50%
2009	$ 0.2	46	72%	750	87%	58%
2010	$ 0.3	32	80%	750	92%	74%
2011	$ 0.5	20	77%	760	90%	86%
2012	$ 0.9	9	76%	763	89%	91%
2013	$ 0.2	1	75%	760	89%	91%
Total	$ 5.6	62	78%	742 (a)	51%	46%
(a) 742 average portfolio origination FICO; 733 weighted average portfolio FICO (refreshed).

Permanent Mortgage Portfolio: $0.8 Billion (5.0% of Total Loans) (a) (b)

	Loan-to-Value
	<= 60%	60% - <=80%	80% - 90%	>90%

Origination LTV for Portfolio as of March 31, 2013 :	19%	71%	5%	5%
(a) Documentation type: 72% full doc; 23 stated; 5% other.
(b) Product type: 73% jumbo; 11% Alt A; 16% other.

FHN NON-GAAP TO GAAP RECONCILIATION

Quarterly, Unaudited

(Thousands)	1Q13	4Q12	3Q12	2Q12	1Q12
Tangible Common Equity (Non-GAAP)
(A) Total equity (GAAP)	$ 2,599,727	$ 2,509,206	$ 2,531,888	$ 2,514,406	$ 2,674,173
Less: Noncontrolling interest (a)	295,257	295,165	295,165	295,165	295,165
Less: Preferred stock	95,624	-	-	-	-
(B) Total common equity	$ 2,208,846	$ 2,214,041	$ 2,236,723	$ 2,219,241	$ 2,379,008
Less: Intangible assets (GAAP) (b)	156,014	156,942	157,921	158,901	159,880
(C) Tangible common equity (Non-GAAP)	$ 2,052,832	$ 2,057,099	$ 2,078,802	$ 2,060,340	$ 2,219,128
Less: Unrealized gains on AFS securities, net of tax	48,591	55,250	63,923	63,679	67,077
(D) Adjusted tangible common equity (Non-GAAP) (c)	$ 2,004,241	$ 2,001,849	$ 2,014,879	$ 1,996,661	$ 2,152,051

Tangible Assets (Non-GAAP)
(E) Total assets (GAAP)	$ 25,166,427	$ 25,520,140	$ 25,739,830	$ 25,492,955	$ 25,678,969
Less: Intangible assets (GAAP) (b)	156,014	156,942	157,921	158,901	159,880
(F) Tangible assets (Non-GAAP)	$ 25,010,413	$ 25,363,198	$ 25,581,909	$ 25,334,054	$ 25,519,089

Period-end Shares Outstanding
(G) Period-end shares outstanding	241,225	243,598	247,134	248,810	252,667

Tier 1 Common (Non-GAAP)
(H) Tier 1 capital (d) (e)	$ 2,738,559	$ 2,640,776	$ 2,641,392	$ 2,626,688	$ 2,841,064
Less: Noncontrolling interest - FTBNA preferred stock (a) (f)	294,816	294,816	294,816	294,816	294,816
Less: Preferred Stock	95,624	-	-	-	-
Less: Trust preferred (g)	200,000	200,000	200,000	200,000	200,000
(I) Tier 1 common (Non-GAAP)	$ 2,148,119	$ 2,145,960	$ 2,146,576	$ 2,131,872	$ 2,346,248

Risk Weighted Assets
(J) Risk weighted assets (d) (e)	$ 20,278,500	$ 20,153,430	$ 20,082,979	$ 20,022,430	$ 19,783,405

Ratios
(C)/(F) Tangible common equity to tangible assets (“TCE/TA”) (Non-GAAP)	8.21%	8.11%	8.13%	8.13%	8.70%
(A)/(E) Total equity to total assets (GAAP)	10.33%	9.83%	9.84%	9.86%	10.41%
(C)/(G) Tangible book value per common share (Non-GAAP)	$ 8.51	$ 8.44	$ 8.41	$ 8.28	$ 8.78
(B)/(G) Book value per common share (GAAP)	$ 9.16	$ 9.09	$ 9.05	$ 8.92	$ 9.42
(I)/(J) Tier 1 common to risk weighted assets (Non-GAAP) (d)	10.59%	10.65%	10.69%	10.65%	11.86%
(H)/(E) Tier 1 capital to total assets (GAAP) (d)	10.88%	10.35%	10.26%	10.30%	11.06%
(D)/(J) Adjusted tangible common equity to risk weighted assets (“TCE/RWA”) (Non-GAAP) (c) (d)	9.88%	9.93%	10.03%	9.97%	10.88%

Net interest income adjusted for impact of fully taxable equivalent (“FTE”) (Non-GAAP)
Regional Banking
Net interest income (GAAP)	$ 145,097	$ 153,070	$ 150,308	$ 147,767	$ 146,636
FTE adjustment	1,670	1,645	1,555	1,580	1,493
Net interest income adjusted for impact of FTE (Non-GAAP)	$ 146,767	$ 154,715	$ 151,863	$ 149,347	$ 148,129

Capital Markets
Net interest income (GAAP)	$ 3,847	$ 4,248	$ 4,753	$ 5,608	$ 5,680
FTE adjustment	109	186	175	160	140
Net interest income adjusted for impact of FTE (Non-GAAP)	$ 3,956	$ 4,434	$ 4,928	$ 5,768	$ 5,820

Corporate
Net interest income (GAAP)	$ (7,717)	$ (8,179)	$ (5,268)	$ (4,706)	$ (5,309)
FTE adjustment	8	11	22	16	26
Net interest income adjusted for impact of FTE (Non-GAAP)	$ (7,709)	$ (8,168)	$ (5,246)	$ (4,690)	$ (5,283)

Non-Strategic
Net interest income (GAAP)	$ 20,155	$ 21,459	$ 23,672	$ 24,006	$ 24,922
FTE adjustment	-	-	-	-	-
Net interest income adjusted for impact of FTE (Non-GAAP)	$ 20,155	$ 21,459	$ 23,672	$ 24,006	$ 24,922

Total Consolidated
Net interest income (GAAP)	$ 161,382	$ 170,598	$ 173,465	$ 172,675	$ 171,929
FTE adjustment	1,787	1,842	1,752	1,756	1,659
Net interest income adjusted for impact of FTE (Non-GAAP)	$ 163,169	$ 172,440	$ 175,217	$ 174,431	$ 173,588

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	Included in Total equity on the Consolidated Balance Sheet.
(b)	Includes goodwill and other intangible assets, net of amortization.
(c)	See Glossary of Terms for definition of ratio.
(d)	Current quarter is an estimate.
(e)	Defined by and calculated in conformity with bank regulations.
(f)	Represents FTBNA preferred stock included in noncontrolling interest.
(g)	Included in Term borrowings on the Consolidated Balance Sheet.

FHN GLOSSARY OF TERMS

Adjusted Tangible Common Equity to Risk Weighted Assets: Common equity excluding intangible assets and unrealized gains/losses on available-for-sale securities divided by risk weighted assets.

Core Businesses: Management treats regional banking, capital markets, and corporate as FHN’s core businesses. Non-strategic has significant legacy assets and operations that are being wound down.

Discharged Bankruptcies: Residential real estate secured loans where the borrower has been discharged from personal liability through bankruptcy proceedings. Such loans that have not been reaffirmed by the borrower are charged down to estimated collateral value less disposition costs (net realizable value) and are reported as nonaccuring TDRs.

Lower of Cost or Market (“LOCOM”): A method of accounting for certain assets by recording them at the lower of their historical cost or their current market value.

Restricted Real Estate Loans: Restricted loans that are assets of a consolidated variable interest entity that can be used only to settle obligations of the consolidated variable interest entity.

Troubled Debt Restructuring (“TDR”): A restructuring of debt whereby a creditor for economic or legal reasons related to the borrower’s financial difficulties grants a concession to the borrower that it would not otherwise consider. Such concession is granted in an attempt to protect as much of the creditor’s investment as possible by increasing the probability of repayment.

Voluntary Separation Program (“VSP”): A program launched in October 2012 applicable to selected employees primarily in functions not managing customer relations. Selected employees could elect to participate depending on length of service and salary. Costs associated with the VSP are included in restructuring and recorded in Employee compensation, incentives, and benefits on the Consolidated Statements of Income.

Asset Quality - Consolidated Key Ratios

NPL %: Ratio is nonperforming loans in the loan portfolio to total period-end loans.

NPA %: Ratio is nonperforming assets related to the loan portfolio to total period-end loans plus foreclosed real estate and other assets.

Net charge-offs %: Ratio is annualized net charge-offs to total average loans.

Allowance / loans: Ratio is allowance for loan losses to total period-end loans.

Allowance / NPL: Ratio is allowance for loan losses to nonperforming loans in the loan portfolio.

Allowance / NPA: Ratio is allowance for loan losses to nonperforming assets related to the loan portfolio.

Allowance / charge-offs: Ratio is allowance for loan losses to annualized net charge-offs.

First Horizon National Corporation First Quarter 2013 Earnings April 19, 2013

2
Portions of this presentation use non-GAAP financial information. Each of those portions is so noted, and a reconciliation of that non-GAAP information to comparable GAAP information is provided in a footnote or in the appendix at the end of this presentation.
This presentation contains forward-looking statements, which may include guidance, involving significant risks and uncertainties which will be identified by words such as “believe”,“expect”,“anticipate”,“intend”,“estimate”,
“should”,“is likely”,“will”,“going forward” and other expressions that indicate future events and trends and may be followed by or reference cautionary statements.  A number of factors could cause actual results to differ materially from those in the forward-looking information.  These factors are outlined in our recent earnings and other press releases and in more detail in the most current 10-Q and 10-K. FHN disclaims any obligation to update any such factors or to publicly announce the result of any revisions to any of the forward-looking statements included herein or therein to reflect future events or developments.

3
Successful Execution:
1Q13 Accomplishments
Optimize
Business Mix for
Profitability &
Returns
Improve
Productivity
& Efficiency
Mortgage repurchase provision of $0 in the past 3 quarters
No change in outlook for future loss content
Consolidated expenses declined 25%
Efficiency ratio improved to 76% from 86%
Executing $50mm of cost saves in 2013; annualized target of $925mm to $950mm of total expenses by year end 2013
Regional Banking revenue per FTE up 2% to $83k
Tier 1 ratio at 13.5%
Tier 1 Common at 10.6%
TCE/TA at 8.2%
Repurchased $30mm or 2.8 million common shares in 1Q13, resulting in $205mm or 23.2 million total shares repurchased since October 2011
Volume weighted average price per share of $10.57 in 1Q13 and $8.81 since October 2011
Core Businesses’ ROTCE at 12.5% and ROA at 1.08%
Regional Banking pre-provision net revenue at $76mm, up 14%
Regional Banking average loans up 6% and average core deposits up 4%
Consolidated average loans flat, despite Non-Strategic run-off of 17%
Capital Markets’ fixed income average daily revenues at $1.13mm
Net charge-offs declined 42%
Nonperforming assets down 18%
Deploy Capital
In Disciplined
Manner
1
2
3
4
All data is 1Q13 compared to 1Q12 unless otherwise noted. All non-GAAP numbers are reconciled in the appendix.
1
Core Businesses include the Regional Banking, Capital Markets, and Corporate segments. Core ROTCE and ROA are annualized.  Core ROTCE and ROA are non-GAAP numbers.
2
Pre-tax pre-provision net revenue is a non-GAAP number. ³Tier 1 and Tier 1 Common: current quarter is estimate; Tier 1 Common, TCE, and TA are non-GAAP numbers.
4
Does not include an average $0.02 per share broker commission paid in 1Q13 and an average $0.03 per share broker commission paid since October 2011.

Core Businesses[1]
12.5%
12.2%
1.08%
0.98%
3.15%
3.42%
0.18%
0.36%
50%
31%
73%
63%

FIRST HORIZON NATIONAL CORPORATION

4
Current Relative Positioning:
Core Businesses’ Key Profitability Drivers
Returns
Key
Bonefish
Metrics
ROTCE
2
ROA
2
Capital ratios remain above
normalized Bonefish capital levels
NIM
2
NCO %
2
Fee Income %
Efficiency Ratio
Significant latent income embedded
in balance sheet
A 200bps rise in rates would have
improved NII by ~$70mm annually
4
Better than long-term Bonefish
targets
Capital Markets significant
differentiator vs peers
In line with long-term Bonefish
targets
Core efficiency ratio of 73% improved
from 82% in 4Q12
A 200bps rise in rates would  have
resulted in an efficiency ratio of 69%
4
FHN In Line/Favorable
Peer Median
3
FHN Unfavorable
FHN data as of 1Q13, unless otherwise noted. All non-GAAP numbers are reconciled in the appendix.
1
Core Businesses include Regional Banking, Capital Markets, and Corporate. All core data is non-GAAP.
2
ROTCE, ROA, NIM, and NCO / Average Loans are annualized.  ROTCE is a non-GAAP number. ³Peers defined in appendix as of 4Q12.
4
All else equal, a 200bps
rate shock results in ~$70mm increase in Core Businesses’ annual NII (as shown on slide 8), as Non-Strategic is interest rate neutral.  Core estimates are non-GAAP.

FINANCIAL RESULTS 5

Consolidated Financial Results
Net income available to common shareholders up 1%
to $41mm, with diluted EPS of $0.17
Pre-tax, pre-provision net revenue up 69%
Revenue is flat while expense is down 11%
Efficiency ratio improved from 84% to 76%
Total provision stable at $15mm
Net charge-offs at $27mm
Regional Banking NCOs of $6mm or 18bps
Total average loans down 2%
Loans to mortgage companies down from
record high
Non-Strategic loans down 5%
6
Numbers and percentages may not add to total due to rounding.  All data is 1Q13 compared to 4Q12 unless otherwise noted.
1 PPNR: Pre-tax pre-provision net revenue is a non-GAAP number and is reconciled to pre-tax income in the table.
2 Net charge off % is annualized.
NM – Not meaningful.  *Amount is less than 1%.
Linked Quarter Comparison
4Q12 1Q12
Net interest income $161 $171 $172 (5)% (6)%
Noninterest income $156 $146 $202 7% (23)%
Total revenue $318 $317 $374 * (15)%
Noninterest expense $241 $271 $322 (11)% (25)%
PPNR
1
$77 $46 $52 69% 48%
Provision $15 $15 $8 * 88%
Pre-tax income $62 $31 $44 NM 40%
Taxes $18 ($13) $11 NM 68%
Net income $45 $44 $33 3% 35%
Net income available
to common shareholders
$41 $41 $31 1% 34%
Diluted shares
(in millions)
243 246 255 (1)% (5)%
Diluted EPS $0.17 $0.17 $0.12 * 42%
Total average loans $16.1 $16.4 $16.0 (2)% *
Total average deposits $16.3 $16.3 $16.4 * (1)%
Income Statement
($ in millions)
Common Stock Data
Balance Sheet
($ in billions)
4Q12 1Q12 1Q13
1Q13 vs
1
2

1Q13 Segment Highlights
7
Drivers and Impacts
Revenue
Expense
Net Income¹
1Q13
LQ Change
1Q12 4Q12
$204
$129
$80
$62
$0
$18
$33
$33
$285
$208
$318
$241
-$13
$4
$2
$8
-$7
$1
-$15
$4
-$19
-$30
-$1
-$31
Regional
Banking
$47 $47
Capital
Markets
$12 $20
Corporate $(4) $(9)
Core
Businesses
$56 $57
Non-
Strategic
$(15) $(27)
Total
$50
$12
$(10)
$51
$(10)
$41 $41 $31
Mortgage repurchase provision expense of $0
Fixed income ADR at $1.13mm in 1Q13 vs
$1.09mm in 4Q12
1Q13: $2.4mm loan pay off related gain
4Q12: $(4.7)mm valuation adjustment
Decrease driven by realization of efficiency
initiatives and lower pension, salary &
seasonal advertising expense
Higher from increased variable compensation
& FICA reset in 1Q13
Lower NII from reduction in loan balances
and seasonal decrease in fees in 1Q13
Decrease in restructuring charges in 1Q13
compared to 4Q12
$ in millions
$mm
%
1Q13
Per Share
Impact
2
$0.20
$0.05
$(0.04)
$0.21
$(0.04)
$0.17
3
1
1
4
1
-6%
5%
NM
30%
-2%
0%
-11%
7%
-51%
-13%
-3%
-11%
Numbers may not add to total due to rounding. Core Businesses include the Regional Banking, Capital Markets, and Corporate segments.
1
Corporate, Core Businesses, and Consolidated show net income available to common, which reflects $3mm of noncontrolling interest in each quarter and $1mm of preferred stock dividends in 1Q13.
2
Segment EPS impacts are non-GAAP numbers and reconciled in the table. EPS impacts are calculated using the 1Q13 net income column divided by the 243mm diluted common shares outstanding.
3
Revenue and expense are as of 1Q13.  Revenue includes securities gain / losses.
4
LQ: Linked quarter; 1Q13 compared to 4Q12.

15%
12%
9%
6%
3%
0%
-3%
-1.6%
-$10mm
+1.5%
+$9mm
+6.0%
+$38mm
+11.5%
+$72mm
Long End
-50bps
Long End
+50bps
+100bps
+200bps

FIRST HORIZON NATIONAL CORPORATION

Net Interest Income and Net Interest Margin Drivers
8
Consolidated Yields and Rates
Net Interest Income Sensitivity Impact
2
2013 NIM Outlook
Lower Loan Yields Primarily Due To Lower
Loans to Mortgage Companies Balances
-$4.5 -5bps
1Q13 $161.4 2.95%
NII and NIM Change Drivers
NII NIM
($ in millions)
4Q12 $170.6 3.09%
Seasonal Decrease in Loan Fees
-$1.5 -3bps
Lower Reinvestment Rates
in Securities Portfolio
-$1.0 -2bps
$0.2 Lower Deposit Costs 1bps
Higher Customer-Driven Balances at Fed -2bps
Capital Markets’ Inventory -$0.4 -3bps
Fewer Day Count
-$2.0
Continued modest loan yield declines
Lower reinvestment rates in securities portfolios
Decline somewhat offset by deposit costs
Earning assets relatively stable
Current NIM expectations in the ~2.85%-2.95% range
No expected material actions to reduce asset sensitivity
364
361
365
359 360
354
0
90
180
270
360
4Q11 1Q12 2Q12 3Q12 4Q12 1Q13
Spread¹ Deposit Rate Loan Yield
450bps
Numbers may not add to total due to rounding.
1
Spread is loan yield minus deposit rate.
2
Data is as of 1Q13 and is non-GAAP. Long End +50 assumes yield curve spreads widen ~50bps. Long end -50 assumes yield curve spreads compress ~50bps.
Bps impact assumes increase in Fed Funds rate. Non-Strategic is interest rate neutral, thus nearly all the sensitivity impact would be allocated to the Core Businesses.

9
Building strong balance sheet
Total average deposits increase reflects inflow from
commercial customers
Average loans relatively steady
Strength in asset based lending and consumer loans
Low utilization rates
Competitive lending environment
Pipeline up 33% linked quarter and 10% from 1Q12
Strength in Core Businesses:
Regional Banking Balance Sheet
Numbers/percentages may not add due to rounding.
Regional Banking Commercial Loan
Pipeline & Fundings
Regional Banking Total Average Loans & Deposits
$1.2B
$16B
3%
6%
Regional Banking Average Loans
Consumer CRE
C&I (    Loans to Mortgage Companies)
$15B
$8
$10
$12
$14
1Q12 4Q12 1Q13
Total Average Deposits Total Average Loans
$0.0
$0.2
$0.4
$0.6
$0.8
$1.0
1Q12 4Q12 1Q13
Pipeline Funded
$0
$3
$6
$9
$12
1Q12 4Q12 1Q13

$500mm
$400
$300
$200
$100
$0
1Q12
2Q12
3Q12
4Q12
1Q13
Fannie New Requests
Freddie New Requests
Other New Requests
Resolved
Pipeline

10
Agency Mortgage Repurchase-Related Expenses
Total Pipeline of Repurchase Requests
Received third update of data in February from Fannie
and still expect future repurchase provision to be
immaterial
1Q13 mortgage repurchase provision expense of $0
Pipeline declined 22% linked quarter, and down 32%
year over year to $259mm
New requests up 10% linked quarter reflecting
anticipated acceleration of requests; total expected
aggregate requests remain unchanged
Sold mortgage origination platform in August 2008
Key Assumptions
Assumption
1Q13
Metrics
Rescission Rates 45% - 55% 60%
No material change from Fannie in the scope of their loans
selected for repurchase/make-whole review
Loss Severity 50% - 60% 55%
Mortgage Repurchase Reserve
($ in millions) 2Q12 3Q12 4Q12 1Q13 1Q12
Beginning Balance $161 $360 $292 $232 $165
Net Realized Losses $(51) $(68) $(60) $(48) $(53)
Ending Balance $360 $292 $232 $184 $161
Provision $250 $0 $0 $0
$49
Fannie / Freddie Mix 73% / 27% 87% / 13%
Data as of 1Q13. Numbers may not add due to rounding.
1
Based on UPB. The pipeline represents active investor claims and mortgage insurance (MI) cancellations under review, both of which could occur on the same loan. Excludes MI cancellation notices that have been reviewed and coverage has been lost. MI cancellations that have resulted in lost coverage are included in management’s assessment of the adequacy of repurchase reserves.
1

$1.6B
$1.2
$0.8
$0.4
$0.0
-25%
$1,288mm
$1,085mm
$962mm
~$925mm
1Q12
4Q12
1Q13
4Q13 Goal

FIRST HORIZON NATIONAL CORPORATION

Improving Productivity and Efficiency
11
Numbers/percentages may not add due to rounding.
Total noninterest expense declined 11% linked quarter and 25% year over year
Identified $139mm of cost savings in 2012, in addition to expected reduction in future Non-Strategic expenses over the long-term
Efficiency ratio improved to 76% from 86% in 1Q12
Targeting an incremental $50mm of cost saves to be executed by year end 2013
Restructuring charges of $19mm in 4Q12 should provide ~$20mm in annual cost saves
On-going benefit of lower pension-related expenses compared to the elevated level in 2012
Goal of ~$925mm of annualized run-rate of expenses by year end 2013
Annualized Consolidated Noninterest Expense

3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13

FIRST HORIZON NATIONAL CORPORATION

12
Non-Performing Assets
1Q13 net charge-offs of $27mm compared to
$46mm in 1Q12
Regional Banking NCOs down $9mm or 61%
Non-Strategic NCOs down $11mm or 34%
4Q12 charge-offs included a favorable adjustment
for lower loss estimate for discharged bankruptcies
Reserves for loan losses decreased $81mm year over
year to $265mm
$1.0B
(4)%
(7)%
(9)%
(2)%
(11)%
(9)%
(0)%
(9)%
(22)%
(2)%
Reserves and Net Charge-Offs
$80mm
$40
1Q12 2Q12 3Q12 4Q12 1Q13
Successful Execution:
Asset Quality Trends Continue to Improve
NPAs at $418mm, down 18% or $93mm from 1Q12
NPA % at 1.81% vs 2.56%
NPL levels down 15% vs 1Q12
NPL % at 1.61% vs 2.20%
NPLs up $8mm linked quarter
$46
$40
$39
$20
$27
$(38)
$(25)
$(39)
$(5)
$(12)
2.17%
1.98%
1.71%
1.66%
1.67%
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
-$60
-$40
-$20
$0
$20
$40
$60
Net Charge-Offs Reserve Decrease Reserve % of Loans
$0.0
$0.2
$0.4
$0.6
$0.8
ORE NPLs
Numbers may not add due to rounding.
All data is 1Q13 compared to 1Q12 unless otherwise noted.
1
3Q12 had $40mm of charge-offs related to discharged bankruptcies per regulatory guidance.
Incremental Charge-offs Associated with Bankruptcies
1

13
Building Long-Term Earnings Power:
FHNC Bonefish – Long-Term Targets
1Q13 Consolidated 1Q13 Core Long-Term Targets
ROTCE 8.05% 12.55% 15.00 – 20.00%
ROA 0.73% 1.08% 1.25 - 1.45%
NIM 2.95% 3.15% 3.50 - 4.00%
Tier 1 Common 10.59% 8.00 – 9.00%
NCO / Average Loans 0.67% 0.18% 0.30 - 0.70%
Fee Income / Revenue 49% 50% 40 - 50%
Efficiency Ratio 76% 73% 60 - 65%
Equity / Assets
Return on Assets
1.25% - 1.45%
Risk Adjusted Margin
Return on Tangible
Common Equity
15% - 20%
Total Assets Earning Assets
Pre-tax Income
Tax Rate
Efficiency Ratio
60% - 65%
Annualized Net Charge-Offs
0.30% - 0.70%
Net Interest Margin
3.50% - 4.00%
Tier 1 Common
8% - 9%
% Fee Income
40% - 50%
1
2
2
2
2
3
All non-GAAP numbers are reconciled in the appendix.
1 Core Businesses include Regional Banking, Capital Markets, and Corporate segment. Core data is non-GAAP.
2 ROTCE, ROA, NIM, and NCO / Average Loans are annualized.  ROTCE is a non-GAAP number,.
3 Tier 1 Common: current quarter is an estimate and a non-GAAP number.

FHN Is Well Positioned For Long-Term Earnings Power
14
Building a Foundation for Long-Term Earnings Power
FHN is successfully executing on key priorities:
1) Building foundation for strong balance sheet
2) Reducing risk profile
3) Optimizing business mix
4) Maintaining asset sensitivity for long-term
5) Expanding and deepening customer relationships
6) Improving productivity & efficiency
7) Smartly managing capital
8) Controlling what we can control in challenging environment

APPENDIX 15

16
1Q13 Credit Quality Summary by Portfolio
($ in millions)
Income
CRE
Residential
CRE
HE &
HELOC
Other
1
Total
Permanent
Mortgage
Commercial
(C&I & Other)
Income
CRE
Residential
CRE
HE &
HELOC
Permanent
Mortgage
Other
2
Total
Period End Loans $7,580 $1,048 $50 $3,152 $297 $12,127 $229 $512 $15 $4 $2,438 $548 $18 $15,890
30+ Delinquency 0.17% 0.45% 0.00% 0.68% 1.40% 0.36% 2.55% 0.08% 0.00% 0.00% 1.89% 1.91% 2.26% 0.67%
Dollars $13 $5 $0 $21 $4 $43 $6 $0 $0 $0 $46 $10 $0 $107
NPL % 0.89% 2.32% 17.66% 0.74% 0.34% 1.03% 0.84% 8.95% 17.34% 80.40% 1.83% 5.78% 9.61% 1.61%
Dollars $67 $24 $9 $23 $1 $125 $2 $46 $3 $3 $45 $32 $2 $256
Net Charge-offs %
0.10% 0.40% NM 0.07% 2.94% 0.18% NM NM NM NM 2.90% 2.35% 5.44% 0.67%
Dollars $2 $1 $0 $1 $2 $6 NM $0 $0 $0 $18 $3 $0 $27
Allowance $70 $10 $3 $30 $7 $120 NM $17 $1 $0 $101 $25 $0 $265
Allowance / Loans % 0.92% 1.00% 6.64% 0.96% 2.26% 0.99% NM 3.24% 8.84% 2.49% 4.15% 4.62% 2.78% 1.67%
Allowance / Charge-offs 8.71x 2.42x NM 13.36x 0.79x 5.32x NM NM NM NM 1.39x 1.93x 0.50x 2.45x
Regional Banking Non-Strategic Corporate 4
Commercial
(C&I & Other)
Numbers may not add to total due to rounding. Data as of 1Q13. NM: Not meaningful.
¹
Credit card, Permanent Mortgage, and Other.
²
Credit card, OTC, and Other Consumer.
³
Net charge-offs are annualized.
4
Exercised clean-up calls on jumbo securitizations in 1Q13, 3Q12, 2Q11, and 4Q10, which are now on balance sheet in the Corporate segment.
3

17
C&I and Income CRE Portfolio Detail
C&I: TRUPs and Bank-Related Loans
C&I: Period End Loans to Mortgage Companies
Data as of 1Q13. Numbers may not add to total due to rounding.
1 Reserve coverage includes $30.9mm of LOCOM on TRUPs.
2 Net of LOCOM.
3 Net charge off ratios are annualized.
$2.0B
$8.1B portfolio, diversified by industry, managed
primarily in Regional Banking
Net charge-offs down 61% linked quarter to $2mm
C&I consolidated reserves of 1.06% at 3/31/13
$515mm balances in TRUPs and bank-related loans
Two TRUP loan payoffs and one TRUP loan sale
occurred in 1Q13
$262mm whole-loan TRUPs to banks
$156mm whole-loan TRUPs to insurance companies
$97mm loans to bank holding companies and loans
secured by bank stock
Reserve coverage of 9.33%
1
Six TRUPs totaling $46mm on deferral at 3/31/13
2
C&I: Overview
Income CRE: Asset Quality
$1.1
$1.3
$1.6
$1.8
$1.1
$0.0
$0.4
$0.8
$1.2
$1.6
1Q12 2Q12 3Q12 4Q12 1Q13
5.59%
4.67%
4.04%
2.97%
2.53%
0%
2%
4%
6%
1Q12 2Q12 3Q12 4Q12 1Q13
30+ Delinquencies Net Charge-Offs
3
NPLs / Total Loans

18
Home Equity: Performance and Characteristics
Portfolio Characteristics Geographic Distribution
30+ Delinquency: Key Drivers
Data as of 1Q13.
Numbers and percentages may not add due to rounding.
FICO Score-Origination Lien Position Channel
57%
% of portfolio
13% 11% 13% 6% 88% 12%
% of portfolio
46% 54%
% of portfolio
First Second Total
Balance
$2.6B $3.0B $5.6B
Original FICO
750 735 742
Refreshed FICO
748 721 733
Original CLTV
74% 81% 78%
Full Doc
88% 72% 79%
Owner Occupied
91% 96% 94%
HELOCs
$0.8B $2.4B $3.1B
Weighted Average
HELOC Utilization 49% 60% 58%
Core
Banking
Customers
TN
51%
CA
11%
GA
3%
FL
2%
Other
33%
0.82%
1.87% 1.87%
2.48%
5.69%
0%
2%
4%
6%
>=740 720-
739
700-
719
660-
699
<660
1.39%
3.06%
0%
1%
2%
3%
4%
Retail Wholesale
1.07%
2.04%
0%
1%
2%
3%
1st Lien 2nd Lien

19
Consumer Real Estate Portfolio
30+ Delinquency Net Charge-Offs
Non-Strategic Portfolio Run-Off
1 Source: McDash industry data as of January 2013.
2 3Q12 includes $38mm of charge-offs related to regulatory guidance on discharged bankruptcies.
4Q12 charge-offs include a favorable adjustment for lower loss estimate for discharged bankruptcies based on loan-level data obtained from new appraisals in 4Q12.
Industry = 6.50%
$4B
$66
$18
$30
$24
$75mm
$10
18%
15%
16%
19%
20%
0%
5%
10%
15%
20%
25%
$2
$3
1Q12 2Q12 3Q12 4Q12 1Q13
Period End Balance Constant Pre-Payment Rate (Right Axis)
$0
$25
$50
1Q12 2Q12 3Q12 4Q12 1Q13
Regional Banking Non-Strategic
0.68%
1.89%
0%
1%
2%
3%
1Q12 2Q12 3Q12 4Q12 1Q13
Regional Banking Non-Strategic
2
2
1

$400
$300
$200
$100
$0
1Q12
2Q12
3Q12
4Q12
1Q13
2006 & Prior
2007
2008

FIRST HORIZON NATIONAL CORPORATION

20
Mortgage Repurchases:
Origination and Loan Characteristics
Agency and Pipeline
~$70B of Agency originations from 2005 to 2008
Received ~$2.2B of Agency-related repurchase
requests to date or 3.2% of originations
Represent 98.5% of all active repurchase/make whole
requests in pipeline at 3/31/13
Pipeline of requests at $259mm in 1Q13 down 22%
from $334mm in 4Q12
$198mm of Agency-related repurchase claims
$30mm of mortgage insurer-related cancellations
$3mm of non-Agency whole loan-related claims
$28mm of other non-repurchase requests
Other Whole Loan Sales/Non-Agency
Represent 1.5% of all active repurchase/make whole
requests in 1Q13 pipeline
Some non-Agency FHN loans were bundled with other
companies’ loans and securitized by the purchasers
A trustee for a bundler has commenced a legal
action seeking repurchase of FHN loans
Certain purchasers have requested indemnity related
to FHN loans included in their securitizations
Loan file review process regarding certain bundled
FHN loans has been initiated
Total Pipeline by Vintage
$500mm
Fannie
Freddie
Total GSE Loans Sold
Ginnie Loans Sold
Total Agency Loans Sold
Total Demands (Request Rate)
Resolved
Cumulative Average Rescission Rate
Average Loss Severity
Realized Losses through 1Q13
Remaining Reserve at 3/31/13
Cumulative Total Losses plus Reserve
GSE Aggregate Expected Loss Ratio
Originations: 2005-2008 Amount
$39.6B
$18.0B
$57.6B
$11.9B
$69.5B
$2.2B / 3.2%
$2.1B
45 - 55%
50 - 60%
~$566mm
$184mm
~$750mm
1.3%
2
1
3
Data as of 1Q13.
1
Requests include MI cancellation notices.
2
Agencies account for 98.5% of all actual repurchase/make-whole requests in the pipeline as of 1Q13 and 91.7% of the active pipeline inclusive of PMI cancellation notices and all other claims.
³
Requests reflect pipeline as of each respective quarter end.

Jumbo
35%
Alt-A
65%

Subprime
41%
Alt-A
43%
Jumbo
16%

7%
93%

26%
74%

FIRST HORIZON NATIONAL CORPORATION

21
Private Label Securitization Exposure Manageable
Originated and securitized $27B of First Horizon
branded private label mortgages from 2005-2007
If any private label securitization (PLS) losses occur,
they should be significantly less than the GSE
experience
More limited reps and warranties
Statutes of limitations
100% of active PLS are older than 5 years, with
91% older than 6 years
Strong relative performance vs industry cohorts
No subprime securitizations
Smaller average securitization size
Origination Mix
FHN
Industry
1
Securitization Performance
2
Repurchase Risk Differs For Private Label vs GSEs
Most private label reps and warranties are not as
comprehensive as GSE whole-loan reps and warranties
More difficult for most non-agency investors to
access loan files
Generally requires a coordinated investor effort to
compel trustees to investigate and pursue
repurchase claims
Investor interests are not necessarily aligned
Trustee may initiate loan review and repurchase
process on its own
60 Day+ Delinquencies Cumulative Loss
Outperforming Industry Cohort
Underperforming Industry Cohort
Average
Deal Size:
$342mm $891mm
Key Points
All data refers to the active 2005-2007 FHN branded private securitizations, unless otherwise noted. Data as of March 2013 with February remits.
Source for all data, except where noted, is LoanPerformance, CPRCDR, Intex, PolyPaths, Bloomberg with company analysis. Cohort (Industry) = Loans of similar type/vintage relevant reference group.
1
Industry source: KDS Global. Includes all deals from 2005-2007.
2
Performance determined by comparing 60D+ and Cumulative Loss ratios at the deal level. 60D+ balances are current UPB. Cumulative loss balances are original UPB.

$1.0B
$0.8
$0.6
$0.4
$0.2
$0.0
Cumulative Loss 7%
60D+ Delinquent² 5%
Performing UPB 33%
Paid Off 55%

FIRST HORIZON NATIONAL CORPORATION

FHFA Litigation Securitizations
FHFA Litigation Certificate Breakdown
22
$874mm*
*The original balance related to the FHFA lawsuit is $874mm, plus an additional $9mm of cost over par, totaling $883mm
($ in millions)
Alt-A Deal
FHFA-Related
Tranche
Original
UPB
Paid
Off
Current
UPB
Performing
UPB
60D+
Delinquent
Cumulative
Loss
FHAMS 2005-AA9      IIA1 $214 $122 $82 $72 $9 $10
FHAMS 2005-AA10     IA1 $140 $81 $53 $46 $7 $6
FHAMS 2005-AA11     IA1 $129 $69 $49 $43 $5 $11
FHAMS 2005-AA12
1
IIA1 $161 $73 $75 $62 $13 $13
FHAMS 2006-AA1      IA1 $230 $139 $73 $63 $10 $18
FHFA Total $874 $485 $332 $287 $45 $57
Numbers and percentages may not add to total due to rounding. Data source: March 2013 Trustee Reports and the FHFA lawsuit filed on 9/2/11.
1
In April 2007, the GSEs purchased the remaining $161mm of UPB in the FHAMS 2005-AA12 IIA1 tranche, as reported in the FHFA lawsuit.  This tranche had an origination balance of $213mm.
2
60D+ Delinquent defined as a delinquency status of 60 days or more and also bankruptcies, foreclosures and REO in such status for 60 days or more.

Cumulative Loss 5%
60D+ Delinquent[3] 8%
Performing UPB 35%
Paid Off 51%

FIRST HORIZON NATIONAL CORPORATION

Non-FHFA Litigation Securitizations
Non-FHFA Litigation Certificate Breakdown
23
Numbers & percentages may not add to total due to rounding. Data source: March 2013 Trustee Reports. ¹FHLB Chicago purchased only $85mm of the $131mm tranche as stated in the complaint.
²The complainants only purchased a portion of these tranches. Original UPB estimated based on the purchase price stated in the complaints.
All other metrics prorated based on the ratio of purchase price to the total original UPB of the entire tranche.
³60D+ Delinquent defined as a delinquency status of 60 days or more and also bankruptcies, foreclosures and REO in such status for 60 days or more.

4
Royal Park is asking for indemnification on $100mm of the $190mm tranche as stated in the indemnification request.
($ in millions)
Deal
FHASI 2006-AR1
1
(FHLB Chicago)
Senior $85.1 $54.7 $30.4 $28.0 $2.4 $0.0
FHASI 2005-AR5
2
(Schwab)
Senior $30.0 $18.6 $11.4 $10.7 $0.7
FHASI 2007-AR2
2
(Schwab)
Senior $50.0 $30.9 $17.2 $14.1 $3.1 $1.9
FHASI 2006-3
(Western-Southern)
Junior $9.9 $0.5 $3.9 $3.6 $0.3 $5.5
FHASI 2007-5
(Western-Southern)
Junior $7.1 $0.2 $0.0 $0.0 $0.0 $6.9
FHAMS 2007-FA4
(Western-Southern)
Senior $5.1 $0.2 $0.0 $0.0 $0.0 $4.8
FHAMS 2006-FA6
(FDIC Alabama)
Senior $11.1 $2.0 $8.8 $6.3 $2.5 $0.3
FHAMS 2006-FA6
(FDIC Alabama)
Senior $15.2 $2.6 $12.1 $9.6 $2.5 $0.5
FHAMS 2006-FA7
(FDIC Alabama)
Senior $20.7 $4.2 $14.9 $12.0 $2.9 $1.6
FHAMS 2007-FA4
2
(FDIC Alabama)
Senior $14.4 $2.4 $10.9 $8.3 $2.6 $1.1
FHAMS 2007-FA1
(FDIC New York)
Senior $44.5 $10.1 $31.1 $23.3 $7.8 $3.3
FHAMS 2007-FA2
(FDIC New York)
Senior $34.9 $9.2 $22.8 $17.5 $5.3 $2.9
FHAMS 2005-FA8
(FHLB Indemnification)
Senior $100.0 $71.3 $28.7 $24.3 $4.4 $0.0
FHAMS 2007-FA3
(MetLife Indemnification)
Senior $103.0 $54.0 $45.3 $33.9 $11.4 $3.8
FHAMS 2005-FA10
4
(Royal Park Indemnification)
Senior $100.0 $56.8 $41.2 $34.2 $6.9 $2.0
FHAMS 2006-FA2
2
(Royal Park Indemnification)
Senior $30.0 $21.8 $7.4 $6.0 $1.4 $0.9
Total $660.9 $339.4 $285.9 $231.7 $54.2 $35.5
Cumulative
Loss
Certificate
Original
UPB
Paid
Off
Current
UPB
Performing
UPB
60D+
Delinquent
$0.0
$661mm

Reconciliation to GAAP Financials
Slides in this presentation use non-GAAP information of net interest income adjusted for impact of FTE, assets, noninterest expense, revenue, charge-offs & various ratios using one or more of those measures. That information is not presented according to generally accepted accounting principles (GAAP) & is reconciled to GAAP information below.
24
Numbers may not add to total due to rounding.
1 ROA and Net Charge-offs / Average loans are annualized.
1Q13
Return
on Assets
1
Net Interest
Margin
Net Charge-Offs/
Average Loans
1
Fee Income /
Total Revenue
Efficiency
Ratio
Regional Banking (GAAP) 1.55% 4.84% 0.18% 27% 63%
Capital Markets (GAAP) 1.90% 0.75% 0.0% 95% 77%
Corporate (GAAP) -0.48% -0.83% NM NM NM
Core Businesses (Non-GAAP) 1.08% 3.15% 0.18% 50% 73%
Non-Strategic (GAAP) -0.93% 2.02% 2.36% 39% 99%
Consolidated (GAAP) 0.73% 2.95% 0.67% 49% 76%
($ in millions)
1Q13 4Q12 1Q12
Regional  Banking Net interest income (GAAP) $145.1 $153.1 $146.6
Regional  Banking FTE adjustment $1.7 $1.6 $1.5
Regional  Banking Net interest income adjusted for impact of FTE (Non-GAAP) $146.8 $154.7 $148.1
Capital Markets Net interest income (GAAP) $3.8 $4.2 $5.7
Capital Markets FTE adjustment $0.1 $0.2 $0.1
Capital Markets Net interest income adjusted for impact of FTE (Non-GAAP) $4.0 $4.4 $5.8
Corporate Net interest income (GAAP) ($7.7) ($8.2) ($5.3)
Corporate FTE adjustment $0.0 $0.0 $0.0
Corporate  Net interest income adjusted for impact of FTE (Non-GAAP) ($7.7) ($8.2) ($5.3)
Non-Strategic Net interest income (GAAP) $20.2 $21.5 $24.9
Non-Strategic FTE adjustment $0.0 $0.0 $0.0
Non-Strategic Net interest income adjusted for impact of FTE (Non-GAAP) $20.2 $21.5 $24.9
Consolidated Net interest income (GAAP) $161.4 $170.6 $171.9
Consolidated FTE adjustment $1.8 $1.8 $1.7
Consolidated Net interest income adjusted for impact of FTE (Non-GAAP) $163.2 $172.4 $173.6
Core Businesses Net interest income (Non-GAAP) $141.2 $149.1 $147.0
Core Businesses  FTE adjustment (Non-GAAP) $1.8 $1.8 $1.7
Core Businesses Net interest income adjusted for impact of FTE (Non-GAAP) $143.0 $151.0 $148.7

Reconciliation to GAAP Financials
Slides in this presentation use non-GAAP information of tangible assets, tangible common equity, tier 1 common capital, and various ratios using one or more of those measures. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.
25
Numbers may not add to total due to rounding.
1 Includes goodwill and other intangible assets, net of amortization.
2 Current quarter is an estimate.
($ in millions)
1Q13 4Q12 1Q12
Tangible Common Equity (Non-GAAP)
Total equity (GAAP) $2,599.7 $2,509.2 $2,674.2
Less: Noncontrolling interest $295.3 $295.2 $295.2
Less: Preferred stock $95.6 $0.0 $0.0
Total common equity 2,208.8 2,214.0 2,379.0
Less: intangible assets (GAAP)
1
156.0 156.9 159.9
Tangible common equity (Non-GAAP) 2,052.8 2,057.1 2,219.1
Less: unrealized gains on AFS securities, net of tax 48.6 55.3 67.1
Adjusted tangible common equity (Non-GAAP) 2,004.2 2,001.8 2,152.1
Tangible Assets (Non-GAAP)
Total assets (GAAP) $25,166.4 $25,520.1 $25,679.0
Less: intangible assets (GAAP)
1
156.0 156.9 159.9
Tangible assets (Non-GAAP) 25,010.4 25,363.2 25,519.1
Tier 1 Common (Non-GAAP)
Tier 1 capital
2
$2,738.6 $2,640.8 $2,841.1
294.8 294.8 294.8
Less: Preferred stock 95.6 - -
Less: trust preferred 200.0 200.0 200.0
Tier 1 common (Non-GAAP)
2
2,148.1 2,146.0 2,346.2
Risk Weighted Assets
Risk weighted assets
2
$20,278.5 $20,153.4 $19,783.4
Ratios
Tangible common equity to tangible assets (TCE/TA) (Non-GAAP) 8.21% 8.11% 8.70%
Total equity to total assets (GAAP) 10.33% 9.83% 10.41%
Tier 1 common ratio to risk weighted assets (Non-GAAP)
2
10.59% 10.65% 11.86%
Tier 1 capital to total assets (GAAP)
2
10.88% 10.35% 11.06%
Tangible common equity to risk weighted assets (TCE/RWA) (Non-GAAP)
2
10.12% 10.21% 11.22%
Tangible common equity plus reserves to risk weighted assets (Non-GAAP) 11.43% 11.58% 12.97%
Total equity plus reserves to total assets (GAAP) 11.38% 10.92% 11.76%
Less: noncontrolling interest - FTBNA preferred stock
2

Core Businesses Return On Tangible Common Equity *($ in millions)*	1Q13
Total FHN Risk Weighted Assets Estimate[1] (Regulatory GAAP)	$20,279
Less: Non-Strategic Risk Weighted Assets Estimate[1] (Regulatory Non-GAAP)	$3,907
Total Core Businesses[2] Risk Weighted Assets Estimate (Non-GAAP)	$16,371
Total FHN Average Tangible Common Equity (Non-GAAP)	$2,064
Less: Non-Strategic Allocated Tangible Common Equity at 10.59%[3] (Non-GAAP)	$414
Total Core Businesses[2] Average Tangible Common Equity (Non-GAAP)	$1,650
FHN Net Income to Common (GAAP)	$41
Core Businesses[2] Net Income to Common (Non-GAAP)	$51
FHN Return on Tangible Common Equity (Non-GAAP)	8.05%
Core Businesses[2] Return on Tangible Common Equity (Non-GAAP)	12.55%
Core Businesses Net Income Available to Common	**1Q13**
Corporate Net Income (GAAP)	($6)
Less: Corporate Non-controlling Interest (GAAP)	$3
Corporate Net Income Available to Common (Non-GAAP)	($9)
Regional Banking Net Income (GAAP)	$50
Capital Markets Net Income (GAAP)	$12
Core Businesses[2] Net Income Available to Common (Non-GAAP)	$52
Return on Tangible Common Equity *($ in millions)*	**1Q13**
Average Common Equity (GAAP)	$2,220
Intangibles (GAAP)	$156
Average Tangible Common Equity (Non-GAAP)	$2,064
Net Income Available to Common Shareholders (GAAP)	$41
Annualized Return on Tangible Common Equity (Non-GAAP)	8.05%

Regional Banking Revenue Per FTE *($ in 000s)*	1Q13	1Q12
Total Revenue	$204,241	$206,688
Average FTEs	2,454	2,545
Revenue Per FTE	$83	$81
Regional Banking PPNR *($ in millions)*	**1Q13**	**1Q12**
Total Revenue	$204	$207
Total Noninterest Expense	$129	$141
Pre-Tax Pre-Provision Net Revenue	$76	$66

Core Businesses Proforma Efficiency Ratio	1Q13
Regional Banking Revenue (GAAP)	$204
Capital Markets Revenue (GAAP)	$80
Corporate Revenue (GAAP)	$0
Core Businesses Revenue (Non-GAAP)[2]	$285
$17.5mm Increase in NII due to 200bps Rates Shock (Non-GAAP)	$17.5
Proforma Core Businesses Revenue (Non-GAAP)[2]	$302
Non-Strategic Revenue (GAAP)	$33
Consolidated Revenue (GAAP)	$318
Regional Banking Expense (GAAP)	$129
Capital Markets Expense (GAAP)	$62
Corporate Expense (GAAP)	$18
Core Businesses Expense (Non-GAAP)[2]	$208
Non-Strategic Expense (GAAP)	$33
Consolidated Expense (GAAP)	$241
Consolidated Efficiency Ratio (GAAP)	75.7%
Core Businesses Efficiency Ratio (Non-GAAP)[2]	73.0%
Core Businesses Proforma Efficiency Ratio (Non-GAAP)[2]	68.8%

FIRST HORIZON NATIONAL CORPORATION

Reconciliation to GAAP Financials
26
Slides in this presentation use non-GAAP information of tangible common equity, net income, risk weighted assets,  FTEs, revenue, expense, and various ratios using those measures. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.
Numbers may not add to total due to rounding.
1
Estimated by applying risk based capital regulations to period end assets.
2
Core Businesses include the Regional Banking, Capital Markets, and Corporate segments.
3
Applies the consolidated estimated 1Q13 Tier 1 Common ratio of 10.59% to the Non-Strategic risk weighted assets.
Peer group includes UBSI, ONB, TRMK, IBKC, BXS,
UMBF, BOH, VLY, FULT, WTFC, TCB, SUSQ, HBHC,
WBS, CBSH, CFR, ASBC, SNV, BOKF, FNFG